UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the registrant	☒
Filed by a party other than the registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Agree Realty Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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AGREE REALTY CORPORATION
31850 Northwestern Highway
Farmington Hills, MI 48334

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 5, 2014

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of AGREE REALTY CORPORATION, a Maryland corporation, will be held at 10:00 a.m. local time on May 5, 2014, at the Embassy Suites, 28100 Franklin Road, Southfield, Michigan for the following purposes:

•	To elect two directors to serve until the annual meeting of stockholders in 2017;
•	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2014;
•	To approve, by non-binding vote, executive compensation; and
•	To approve the 2014 Omnibus Incentive Plan

In addition, stockholders will consider and vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 6, 2014 will be entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof. Stockholders are cordially invited to attend the meeting in person.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the internet. On or about March 27, 2014, we expect to mail our stockholders either (i) a copy of this proxy statement, the accompanying proxy card, our annual report and the Notice of Internet Availability of Proxy Materials (the “Notice”) or (ii) the Notice only, each in connection with the solicitation of proxies by our board of directors for use at the annual meeting and any adjournments or postponements thereof. If you received the Notice by mail, you will not receive a printed copy of the proxy materials other than as described herein. The Notice contains instructions for your use of this process, including how to access our proxy statement and annual report over the internet, how to authorize your proxy to vote online and how to request a paper copy of the proxy statement and annual report.

It is important that your shares be voted to ensure the presence of a quorum. You may authorize your proxy to vote your shares over the internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. You also may vote by telephone as described in your proxy card. If you attend the annual meeting, you may revoke your proxy in accordance with procedures set forth in the proxy statement and vote in person.

By Order of the Board of Directors

Brian R. Dickman
Chief Financial Officer and Secretary

March 27, 2014
Farmington Hills, Michigan

i

AGREE REALTY CORPORATION
31850 Northwestern Highway
Farmington Hills, MI 48334

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 5, 2014

ABOUT THE ANNUAL MEETING

This proxy statement is furnished by our board of directors (the “Board”) in connection with the Board’s solicitation of proxies to be voted at the annual meeting of stockholders to be held at 10:00 a.m. local time on May 5, 2014, at the Embassy Suites, 28100 Franklin Road, Southfield, Michigan, and at any adjournment or postponement thereof.

On or about March 27, 2014, we are mailing either (i) a copy of this proxy statement, the accompanying proxy card, our annual report and the Notice of Internet Availability of Proxy Materials (the “Notice”), or (ii) the Notice only, to our stockholders of record on March 6, 2014. The Notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote.

What is the purpose of the 2014 annual meeting of stockholders?

At the 2014 annual meeting, holders of our common stock will be voting on the matters set forth in the accompanying notice of such meeting, including:

•	the election of two directors to serve until the annual meeting of stockholders in 2017;
•	the ratification of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for 2014;
•	the approval, by non-binding vote, of executive compensation; and
•	to approve the adoption of the 2014 Omnibus Incentive Plan.

The Board recommends a vote FOR the director nominees, FOR the ratification of Grant Thornton’s appointment, FOR executive compensation and FOR the 2014 Omnibus Incentive Plan. We are not aware of any other matters that will be brought before the stockholders for a vote at the annual meeting.

In addition, management will report on our performance and will respond to appropriate questions from stockholders. A representative of Grant Thornton will be present at the annual meeting and will be available to respond to appropriate questions. Such representative will also have an opportunity to make a statement.

Who is entitled to vote?

All stockholders of record at the close of business on March 6, 2014, the record date, will be entitled to vote. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, 14,964,396 shares of our common stock, $.0001 par value per share, were outstanding.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the annual meeting (7,482,199 shares) will constitute a quorum for all purposes. Proxies marked with abstentions or instructions to withhold votes will be counted as present in determining whether or not there is a quorum.

However, if a quorum is not present at the annual meeting, the stockholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented.

What is the difference between holding shares as a stockholder of record and a beneficial owner?

Stockholders of Record.  If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the Notice and, if applicable, our proxy materials (including the proxy statement, the accompanying proxy card, our annual report and the Notice) are being sent to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us over the internet or by telephone as described in the Notice, through an accompanying proxy card or to vote in person at the annual meeting.

Beneficial Owners.  Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares, and the Notice and, if applicable, our proxy materials (including the proxy statement, the accompanying proxy card, our annual report and the Notice) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you request and obtain a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.

May I vote my shares in person at the annual meeting?

Even if you plan to be present at the meeting, we encourage you to vote your shares prior to the meeting.

Stockholders of Record.  If you are a stockholder of record and attend the annual meeting, you may deliver your completed proxy card or vote by ballot.

Beneficial Owners.  If you hold your shares through a broker, bank or other nominee and want to vote such shares in person at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such shares.

Can I vote my shares without attending the annual meeting?

Whether or not you plan to attend the annual meeting, we urge you to authorize your proxy to vote your shares over the internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. You also may authorize your proxy to vote your shares by telephone as described in your proxy card. Authorizing your proxy over the internet, by mailing a proxy card or by telephone, will not limit your right to attend the annual meeting and vote your shares in person. Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions.

If you have shares held by a broker, you may instruct your broker to vote your shares by following the instructions that the broker provides to you. Most brokers allow you to authorize your proxy by mail, telephone and on the internet.

Can I change my vote after I have voted?

Yes. Proxies properly submitted over the internet, by mail or by telephone do not preclude a stockholder from voting in person at the meeting. A stockholder may revoke a proxy at any time prior to its exercise by filing with our Secretary a duly executed revocation of proxy, by properly submitting, either by internet, mail or telephone, a proxy to our Secretary bearing a later date or by appearing at the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy. If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

What does it mean if I receive more than one Notice or proxy card or voting instruction card?

If you receive more than one Notice or proxy card or voting instruction card, it means that you have multiple accounts with banks, trustees, brokers, other nominees and/or our transfer agent. If you receive more than one Notice, please submit all of your proxies over the internet, following the instructions provided in the Notice, by mail or by telephone to ensure that all of your shares are voted. If you receive more than one proxy card or voting instruction card, please sign and deliver each proxy card and voting instruction card that you receive. We recommend that you contact your nominee and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address.

How many copies should I receive if I share an address with another stockholder?

The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries, such as a broker, bank or other agent, to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Notice, and, if applicable, our proxy materials, unless the affected stockholder has provided us with contrary instructions. This procedure provides extra convenience for stockholders and cost savings for companies.

Our Company and some brokers, banks or other agents may be householding the Notice and our proxy materials. A single Notice and, if applicable, a single set of our proxy materials, including the proxy statement, the accompanying proxy card, our annual report and the Notice, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other agent that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Stockholders may revoke their consent at any time by contacting Broadridge ICS, either by calling toll-free (800) 542-1061 or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, a set of our proxy materials, to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice or a separate set of our proxy materials, you may send a written request to Agree Realty Corporation, 31850 Northwestern Highway, Farmington Hills, MI 48334, Attention: Secretary. In addition, if you are receiving multiple copies of the Notice and, if applicable, our proxy materials, you can request householding by contacting our Secretary in the same manner.

What if I do not vote for some of the items listed on my proxy card or voting instruction card?

Stockholders of Record.  Proxies properly submitted via the internet, mail or telephone will be voted at the annual meeting in accordance with your directions. If the properly-submitted proxy does not provide voting instructions on a proposal, the proxy will be voted in accordance with the recommendations of the Board on such matters. With respect to any matter not set forth on the proxy card that properly comes before the annual meeting, the proxy holders named therein will vote as the Board recommends or, if the Board gives no recommendation, in their own discretion.

Beneficial Owners.  Proxies properly submitted via the internet, mail or telephone or pursuant to your voting instruction card will be voted at the annual meeting in accordance with your directions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law and New York Stock Exchange (“NYSE”) rules and regulations, brokers have the discretion to vote on routine matters, including the ratification of the appointment of our independent registered public accounting firm. However, your broker does not have discretionary authority to vote on the election of directors, on the advisory vote approving our executive compensation or on the approval of the 2014 Omnibus Incentive Plan, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

Important Change:  On July 1, 2009, the SEC approved a change to NYSE Rule 452 that eliminated the ability of brokers to exercise discretionary voting in uncontested director elections. The change prohibits NYSE member organizations from giving a proxy to vote with respect to an election of directors without receiving voting instructions from a beneficial owner. Therefore, brokers will not be entitled to vote shares at the annual meeting with respect to the election of directors without instructions by the beneficial owner of the shares. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

What vote is required to approve each item?

Proposal 1 — Election of Directors.  The two nominees receiving the highest number of “for” votes at the annual meeting will be elected as directors. The slate of nominees discussed in this proxy statement consists of two directors, Farris G. Kalil and Gene Silverman, whose terms are expiring. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Our stockholders do not have the right to cumulate their votes for directors.

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of votes cast at the annual meeting is necessary to ratify the Audit Committee’s appointment of Grant Thornton as our independent registered public accounting firm for 2014. Abstentions are not treated as votes cast under Maryland law and, therefore, they have no effect on the outcome of this proposal. Although stockholder ratification of the appointment is not required by current law, rules and regulations and is not binding on us, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and the Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. Even if the stockholders ratify the appointment of Grant Thornton, the Audit Committee in its sole discretion may terminate the engagement of Grant Thornton and engage another independent auditor at any time during the year.

Proposal 3 — Advisory (Non-Binding) Vote Approving Executive Compensation.  The affirmative vote of a majority of votes cast at the annual meeting is necessary to approve our executive compensation. Abstentions and broker non-votes are not treated as votes cast under Maryland law and, therefore, they have no effect on the outcome of this proposal.

Proposal 4 — 2014 Omnibus Incentive Plan.  The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to approve the 2014 Omnibus Incentive Plan, provided that the total votes cast on the proposal represents more than 50% of the outstanding Shares entitled to vote on the proposal. Accordingly, a broker non-vote will have the same effect as a vote against the proposal, unless holders of more than 50% of the outstanding Shares entitled to vote on the proposal cast votes (in which case, broker non-votes will have no effect on the result of the vote). In accordance with NYSE regulations, an abstention will be counted as a vote cast for purposes of the proposal and will have the same effect as a vote against the proposal.

Other Matters.  If any other matter is properly submitted to the stockholders at the annual meeting, its adoption will require the affirmative vote of a majority of votes cast at the annual meeting. The Board does not propose to conduct any business at the annual meeting other than as stated above.

Will anyone contact me regarding this vote?

No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. Such solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews. In addition, our directors and officers may solicit proxies by mail, telephone, telecopy or in person.

How do I find out the voting results?

Voting results will be announced at the annual meeting and will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the close of the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock (our only outstanding class of equity securities) as of March 6, 2014, with respect to (i) each director and named executive officer, (ii) all of our directors and named executive officers as a group, and (iii) to our knowledge, each beneficial owner of more than 5% of the outstanding shares of our common stock. Beneficial ownership includes shares of common stock that may be acquired through the exercise, conversion or vesting of a security or right within 60 days of the record date. As of March 6, 2014, there were 14,964,396 shares of our common stock outstanding. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed below and none of the named executive officers or directors has pledged his shares of common stock as collateral. Unless otherwise indicated, the business address for each of the identified stockholders is 31850 Northwestern Highway, Farmington Hills, Michigan 48334.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Richard Agree	710,886	(1)	4.6%
Joey Agree	234,130	(2)	1.6%
John Rakolta, Jr.	145,571		*
Laith M. Hermiz	30,666	(3)	*
Gene Silverman	23,200		*
Farris G. Kalil	8,000		*
Brian R. Dickman	7,398	(4)	*
William S. Rubenfaer	5,850		*
Leon M. Schurgin	5,150		*
Michael Rotchford	1,000		*
All directors and named executive officers as a group (10 persons)	1,171,851	(5)	7.7%
BlackRock, Inc.	1,677,286	(6)	11.2%
The Vanguard Group	1,561,075	(7)	10.4%
Vanguard Specialized Funds – Vanguard REIT Index Fund	1,005,812	(8)	6.7%

*	Less than 1%
(1)	Consists of (i) 282,718 shares owned directly (including 54,800 shares of restricted stock), (ii) 24,060 shares held in his IRA, (iii) 7,176 shares owned in his wife’s IRA, (iv) 9,713 shares owned by his wife, (v) 39,600 shares owned by irrevocable trusts for his children, and (vi) 347,619 shares of common stock issuable upon conversion of limited partnership units in Agree Limited Partnership, our operating partnership.
(2)	Consists of shares owned directly (including 121,630 shares of restricted stock).
(3)	Consists of shares owned directly (including 20,516 shares of restricted stock).
(4)	Consists of shares owned directly (including 5,643 shares of restricted stock).
(5)	Consists of shares owned by the directors and named executive officers disclosed elsewhere in this table.
(6)	Pursuant to Schedule 13G/A (Amendment No.5) filed with the SEC on January 9, 2014, by BlackRock, Inc. The business address of such person is 40 East 52nd Street, New York, NY 10022. BlackRock, Inc., in its capacity as the parent holding company, is deemed to have sole voting power with respect to 1,611,268 shares and sole dispositive power with respect to 1,677,286 shares. Various persons have the right to receive, or the power to direct receipt of, dividends from, or the proceeds from the sale of, such securities. No such person is known to BlackRock, Inc. to have such right or power with respect to more than five percent of the common stock.
(7)	Pursuant to Schedule 13G filed with the SEC on February 10, 2014, by The Vanguard Group. The business address of such person is 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group, in its capacity as the parent holding company, is deemed to have sole voting power with respect to 37,474 shares and sole dispositive power with respect to 1,542,401 shares. Various persons have the right to receive, or the power to direct receipt of, dividends from, or the proceeds from the sale of, such securities. No such person is known to The Vanguard Group to have such right or power with respect to more than five percent of the common stock.
(8)	Pursuant to Schedule 13G filed with the SEC on February 4, 2014, by Vanguard Specialized Funds — Vanguard REIT Index Fund. The business address of such person is 100 Vanguard Blvd., Malvern, PA 19355. Vanguard Specialized Funds — Vanguard REIT Index Fund, in its capacity as the parent holding company, is deemed to have sole voting power with respect to 1,005,812 shares and sole dispositive power with respect to zero shares. Various persons have the right to receive, or the power to direct receipt of, dividends from, or the proceeds from the sale of, such securities. No such person is known to Vanguard Specialized Funds — Vanguard REIT Index Fund to have such right or power with respect to more than five percent of the common stock.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board currently consists of eight directors. The directors are divided into three classes serving three-year staggered terms. At this annual meeting, two directors will be elected to serve until the annual meeting of stockholders in 2017.

The Board has re-nominated Farris G. Kalil and Gene Silverman, whose terms expire at this annual meeting, to serve until the annual meeting of stockholders in 2017. The Board has affirmatively concluded that Farris G. Kalil and Gene Silverman are independent under the applicable rules of the NYSE.

Each nominee has consented to serve his term until his successor has been duly elected and qualified, if elected by the stockholders. If any nominee becomes unable or unwilling to serve between the date of this proxy statement and the annual meeting, the Board may designate a new nominee and the persons named as proxies by the Board will vote for that substitute nominee. Alternatively, the Board may reduce the size of the Board.

The Board hereby recommends that you vote FOR the election of its director nominees.

The following table sets forth the director nominees and continuing directors of the Board:

Name	Age	Title	Term Ending
Farris G. Kalil(1)	75	Independent Director	2014
Gene Silverman(1)	80	Independent Director	2014
Richard Agree	70	Executive Chairman of the Board and Director	2015
John Rakolta, Jr.	66	Director	2015
Michael Rotchford	55	Independent Director	2015
Joey Agree	35	Chief Executive Officer and Director	2016
William S. Rubenfaer	69	Independent Director	2016
Leon M. Schurgin	72	Independent Director	2016

(1)	Standing for re-election to a three-year term.

The biographical descriptions below set forth certain information with respect to the director nominees and continuing directors of the Board. The Board has identified specific attributes of each director that the Board has determined qualify that person for service on the Board

Farris G. Kalil has been a Director of our Company since December 1993. Mr. Kalil has been a financial consultant since June 1999. From November 1996 until his retirement in May 1999, Mr. Kalil served as Director of Business Development for the Commercial Lending Division of Michigan National Bank, a national banking institution. From May 1994 to November 1996, Mr. Kalil served as a Senior Vice President for Commercial Lending at First of America Bank — Southeast Michigan, N.A. Prior thereto, Mr. Kalil served as a Senior Vice President of Michigan National Bank where he headed the Commercial Real Estate Division, Corporate Special Loans, Real Estate Asset Management/Real Estate Owned Group, and the Government Insured Multi-Family Department. Mr. Kalil received his B.S. from Wayne State University and continued his education at the Northwestern University School of Mortgage Banking.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Kalil, in light of his corporate accounting expertise and his extensive banking and finance experience, including his experience as head of the Commercial Real Estate Division, Corporate Special Loans, Real Estate Asset Management/Real Estate Owned Group at Michigan National Bank to continue to serve as a director of the Board, subject to stockholder approval at this annual meeting.

Gene Silverman has been a Director of our Company since April 1994. Mr. Silverman has been a consultant to the entertainment industry since 1996. From July 1993 until his retirement in December 1995, Mr. Silverman served as the President and Chief Executive Officer of Polygram Video, USA, a division of Polygram N.V., a NYSE-listed company. Prior thereto, he was Senior Vice President of sales at Orion Home Video from 1987 through 1992.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Silverman, in light of his extensive experience, his leadership skills and his experience in executive compensation and corporate governance matters, to continue to serve as a director of the Board, subject to stockholder approval at this annual meeting.

Richard Agree has been our Executive Chairman of the Board since January 2013. From December 1993 until January 2013, he was our Chief Executive Officer and Chairman of the Board of Directors. Prior thereto, he worked as managing partner of the general partnerships which held our properties prior to the formation of our Company and the initial public offering and was President of the predecessor company since 1971. Mr. Richard Agree has managed and overseen the development of over 5,000,000 square feet of anchored shopping center space during the past 40 years. He is a graduate of the Detroit College of Law, a member of the State Bar of Michigan and the International Council of Shopping Centers. Richard Agree is the father of Joey Agree.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Richard Agree, in light of his extensive day-to-day company-specific operational, market and finance experience as the founder and former Chief Executive Officer of our Company, his leadership abilities and his expertise in the ownership, development, acquisition and management of retail real estate net leased to national tenants, to continue to serve as a director of the Board.

John Rakolta, Jr. has been a Director of our Company since August 2011. Mr. Rakolta is the chairman and chief executive officer of Walbridge, a privately held, top-50 construction company founded in Detroit in 1916. Mr. Rakolta serves as a director on the boards of The Community Foundation for Southeast Michigan, Detroit Downtown Partnership and Business Leaders for Michigan. He is an Executive Committee member of the Michigan Economic Development Corporation. Mr. Rakolta was appointed Romania’s Honorary Consul General to the United States in 1998. He received a Bachelor of Science degree in Civil Engineering from Marquette University in 1970.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Rakolta, in light of his strong executive background in business and construction and his leadership skills, to continue to serve as a director of the Board.

Michael Rotchford has been a Director of our Company since December 1993. He is an Executive Vice President for Cushman & Wakefield, Inc., a company specializing in real estate services. Prior to joining Cushman & Wakefield in 2000 he served as Managing Director of The Saratoga Group, an investment banking organization specializing in tax and asset-based financing. Mr. Rotchford had been with The Saratoga Group from 1991 to 2000. Prior to 1991, Mr. Rotchford was a Director in the investment banking division of Merrill Lynch & Co. where he managed the commercial mortgage placement group. Mr. Rotchford holds a bachelor’s degree, with high honors, from the State University of New York at Albany. He is also a licensed real estate broker.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Rotchford, in light of his strong executive background in business and real estate, with extensive experience in corporate finance, tax and strategic planning, to continue to serve as a director of the Board.

Joey Agree has been our President and a Director since June 2009. He was appointed as Chief Executive Officer in January 2013, and prior to that date he served as Chief Operating Officer since June 2009. Prior to being promoted to President and Chief Operating Officer, Mr. Joey Agree served as our Executive Vice President since January 2006. Prior to being appointed to this position, Mr. Joey Agree supervised our development and acquisition activities. He is a member of the State Bar of Michigan and the International Council of Shopping Centers. He holds a J.D. from Wayne State University Law School and a B.A. in Political Science from the University of Michigan. Joey Agree is the son of Richard Agree.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Joey Agree, in light of his day-to-day company-specific operational, management and market experience through his position as President and Chief Executive Officer of our Company, to continue to serve as a director of the Board.

William S. Rubenfaer has been a Director of our Company since December 2007. He is a partner in the certified public accounting firm of Rubenfaer & Associates, P.C., which he founded in 1979. He is also the managing member of Sage Capital Management, L.L.C., a registered investment advisory firm. In addition, Mr. Rubenfaer serves as Secretary Treasurer of two automobile dealerships located in Pinckney, Michigan and Mishawaka, Indiana. He is active in community activities, including serving as a past president and board member of the Bloomfield Hills, Michigan School District. Mr. Rubenfaer is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Michigan Association of CPA’s.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Rubenfaer, in light of his extensive corporate accounting, tax and finance experience and his many years of local community service activities, to continue to serve as a director of the Board.

Leon M. Schurgin has been a Director of our Company since March 2004. He has served as of counsel to the law firm of Dawda, Mann, Mulcahy & Sadler, PLC since September 2012. Prior to September 2012 he was a member in the law firm of Bodman, PLC, one of Michigan’s largest law firms, since 2007. Mr. Schurgin holds a Bachelors Degree in Business Administration from the University of Michigan, a Juris Doctorate Degree, Magna Cum Laude, from Wayne State University and a Masters of Law Degree in Taxation from Wayne State University. He is also a certified public accountant.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Schurgin, in light of his significant legal experience in the acquisition, development, financing and sale of shopping centers and free standing commercial properties and his accounting experience as a certified public accountant, to continue to serve as a director of the Board.

BOARD MATTERS

The Board of Directors

The Board has general oversight responsibility for our affairs and the directors, in exercising its fiduciary duties, represent and act on behalf of the stockholders. Although the Board does not have responsibility for our day-to-day management, it stays regularly informed about our business and provides guidance to management through periodic meetings and other informal communications. The Board is significantly involved in, among other things, the strategic and financial planning process, leadership development and succession planning, as well as other functions carried out through the Board committees as described below.

Board Leadership Structure.  The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and the right Board leadership structure may vary as circumstances warrant.

Richard Agree served as our Chairman of the Board and Chief Executive Officer from December 1993 to January 2013 and has served as our Executive Chairman of the Board since January 2013. Joey Agree served as our President and Chief Operating Officer and as a director since June 2009 and was promoted to Chief Executive Officer in January 2013. Subject to the direction of the Board, including the Executive Chairman, Joey Agree has general responsibility and ultimate authority for implementation of our policies. Based on its most recent review in connection with promoting Joey Agree to Chief Executive Officer, the Board believes our Company’s leadership structure is appropriate because it provides us with informed, consistent and efficient decision making.

In considering its leadership structure, the Board has taken a number of factors into account. The Board — which consists of a majority of independent directors — exercises a strong, independent oversight function. This oversight function is enhanced by the fact that the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are comprised entirely of independent directors. Finally, under our Bylaws and Corporate Governance Guidelines, the Board has the ability to change its structure, should that be deemed appropriate and in the best interest of our Company and our stockholders. The Board believes that these factors provide the appropriate balance between the authority of those who oversee our Company and those who manage it on a day-to-day basis.

Risk Management.  The Board takes an active and informed role in our risk management policies and strategies. Our executive officers, who are responsible for our day-to-day risk management practices, present to the Board on the material risks to our Company, including credit risk, liquidity risk and operational risk. At that time, the management team also reviews with the Board our risk mitigation policies and strategies specific to each risk that is identified. Throughout the year, management monitors our risk profile and updates the Board as new material risks are identified or the aspects of a risk previously presented to the Board materially change.

Meetings.  The Board met eight times during 2013. The Board also took action by written consent four times during 2013. During 2013, each director attended 75% or more of the aggregate of (i) the number of meetings of the Board and (ii) the number of meetings held by all committees of the Board on which such director served. It has been and is the policy of the Board that directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. All members of the Board attended our 2013 annual meeting of stockholders.

Our non-management directors meet in executive sessions at least twice a year without management. Non-management directors are all directors who are not our employees or officers and include directors who are determined to not be independent by our Board by virtue of the existence of a material relationship with us. The Board has not designated a lead director or a single director to preside at executive sessions. Instead, the presiding director of executive sessions of non-management directors is selected at each meeting by such directors. In addition, the independent directors of the Board meet in executive session at least annually without management. The presiding director of executive sessions of independent directors is selected at each meeting by such directors.

Director Independence.  The NYSE listing standards set forth objective requirements for a director to satisfy, at a minimum, in order to be determined to be independent by the Board. In addition, in order to conclude a director is independent in accordance with the NYSE listing standards, the Board must also consider all relevant facts and circumstances, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, which require that a majority of our directors be independent within the meaning of the NYSE listing standards, the Board undertook a review of the independence of all non-management directors. The Board has affirmatively determined, assisted by the standards set forth above, that each of Messrs. Kalil, Rotchford, Rubenfaer, Silverman and Schurgin are independent directors in accordance with the NYSE listing standards and our Corporate Governance Guidelines and none has a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the Board. In making this determination, the Board has considered the relationships described below under “Related Person Transactions,” and determined they do not affect independence. The Board’s director independence standards outlined in our Corporate Governance Guidelines can be found on our website at www.agreerealty.com in the Corporate Governance section.

Stock Ownership Requirements.  In May 2009, in order to further align the interests of our executive officers and directors with the interest of our stockholders, and to promote our commitment to sound corporate governance, the Board adopted stock ownership guidelines for executive officers and outside directors. A summary of those guidelines is set forth in “Compensation Discussion and Analysis” under the heading “Stock Ownership Guidelines.”

Committees of the Board

The Board has delegated various responsibilities and authority to four standing committees of the Board. Each committee regularly reports on its activities to the full Board. Each committee, other than the Executive Committee, operates under a written charter approved by the Board, which is reviewed annually by the respective committees and the Board and is available in the Corporate Governance section of our website at www.agreerealty.com. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee are composed entirely of independent directors. The table below sets forth the current membership of the four standing committees of the Board and the number of meetings and written consents in 2013 of such committees:

Name	Audit	Compensation	Nominating and Governance	Executive
Richard Agree				Chair
Joey Agree				X
Farris G. Kalil	Chair	X	X
John Rakolta, Jr.
Michael Rotchford			Chair	X
William S. Rubenfaer	X	X		X
Leon M. Schurgin
Gene Silverman	X	Chair	X
Meetings	6	3	1	1
Actions by Unanimous Written Consent	—	—	—	—

Audit Committee.  The Audit Committee is responsible for providing independent, objective oversight of our auditing, accounting and financial reporting processes, including reviewing the audit results and monitoring the effectiveness of our internal audit function. In addition, the Audit Committee engages the independent registered public accounting firm. See “Report of the Audit Committee,” “Audit Committee Matters” and the Audit Committee’s charter for additional information on the responsibilities and activities of the Audit Committee.

The Board has determined that each Audit Committee member has sufficient knowledge in reading and understanding financial statements to serve thereon and is otherwise financially literate and that Mr. Rubenfaer qualifies as an “audit committee financial expert” as that term is defined in the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). The Board has further determined that Farris Kalil possesses financial management expertise within the meaning of the listing standards of the NYSE.

Executive Committee.  The Executive Committee has the authority to acquire and dispose of real property and the power to authorize, on behalf of the full Board, the execution of certain contracts and agreements, including those related to our borrowing of money, and generally to exercise all other powers of the Board except for those which require action by a majority of the independent directors or the entire Board.

Compensation Committee.  The Compensation Committee is responsible for overseeing compensation and benefit plans and policies, reviewing and approving equity grants and otherwise administering share-based plans, and reviewing and approving annually all compensation decisions relating to our executive officers. See “Compensation Discussion and Analysis,” “Compensation Committee Report” and the Compensation Committee’s charter for additional information on its additional responsibilities and activities.

Role of Management.  After consultation with our executive officers, Joey Agree, our President and Chief Executive Officer, makes recommendations to the Compensation Committee with respect to the design and implementation of the compensation program for the named executive officers. See “Compensation Discussion and Analysis — Determining Compensation for Named Executive Officers.”

Role of Compensation Consultant.  The Compensation Committee does not utilize a compensation consultant to establish or administer its executive compensation program due to the limited number of employees employed by our Company (14 employees) and the cost of such consultants. The Compensation Committee will consider the use of compensation consultants in the future.

Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for establishing the requisite qualifications for directors, identifying and recommending the nominations of individuals qualified to serve as directors and recommending directors for each Board committee. The Nominating and Governance Committee also establishes corporate governance practices in compliance with applicable regulatory requirements and consistent with the highest standards and recommends to the Board the corporate governance guidelines applicable to us. See the Nominating and Governance Committee’s charter for additional information on its responsibilities and activities.

Director Qualifications.  Our Nominating and Governance Committee has established policies for the desired attributes of the Board as a whole, including as set forth in our Corporate Governance Guidelines. The Board seeks to ensure that a majority of its members are independent within the NYSE listing standards. Further, each director generally may not serve as a member of more than six other public company boards. Each director must possess the individual qualities of integrity and accountability, informed judgment, high performance standards and must be committed to representing the long-term interests of our Company and our stockholders. In addition, directors must be committed to devoting the time and effort necessary to be responsible and productive members of the Board. The Board values diversity, in its broadest sense, reflecting, but not limited to, profession, geography, gender, ethnicity, skills and experience. The Nominating and Governance Committee conducts reviews of current directors in light of the considerations described above and their past contributions to the Board. The Board reviews the effectiveness of its director candidate nominating policies annually.

Identifying and Evaluating Nominees.  Generally, the Nominating and Governance Committee will re-nominate incumbent directors who continue to satisfy its criteria for membership on the Board, who it believes will continue to make important contributions to the Board and who consent to continue their service on the Board.

Our Nominating and Governance Committee periodically assesses the appropriate number of directors comprising the Board and whether any vacancies on the Board are expected due to retirement or otherwise. The Nominating and Governance Committee may consider those factors it deems appropriate in evaluating director candidates including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable to our size or scope, experience and skill relative to other Board members and specialized knowledge or experience. Depending on the current needs of the Board, certain factors may be weighted more or less heavily by the Nominating and Governance Committee.

The Nominating and Governance Committee considers candidates for the Board from any responsible source, including current Board members, stockholders, professional search firms or other persons. The Nominating and Governance Committee does not evaluate candidates differently based on who has made the recommendation. The Nominating and Governance Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.

Stockholder Nominees.  Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting of stockholders. We did not receive any nominations of directors by stockholders for the 2014 annual meeting. The Nominating and Governance Committee will consider properly submitted stockholder submissions for nominations to the Board and will apply the same evaluation criteria in considering such nominees as it would to persons nominated under any other circumstances. Such nominations may be made by a stockholder entitled to vote, who delivers written notice along with the additional information and materials to our Secretary in compliance with the requirements set forth in our Bylaws and below under “Additional Information — Proposals for 2015 Annual Meeting.”

Any stockholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name, sufficient biographical information to demonstrate that the nominee meets the qualification requirements for Board service as set forth under “Director Qualifications,” and such other information regarding each nominated person as set forth in our Bylaws and that would be required in a proxy statement filed pursuant to the SEC’s proxy rules in the event of an election contest. The nominee’s written consent to the nomination should also be included with the nominating submission, which should be addressed to: Agree Realty Corporation, 31850 Northwestern Highway, Farmington Hills, MI 48334, Attention: Secretary.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Farris G. Kalil, William S. Rubenfaer, and Gene Silverman (Chairman). None of them has served as an officer of our Company or any of our subsidiaries. No member of the Compensation Committee has any other business relationship or affiliation with our Company or any of our subsidiaries (other than his service as a director).

Director Compensation

The Compensation Committee establishes and oversees our director compensation program. Director compensation is established with a view to attract highly qualified non-management directors and fairly compensate non-management directors for their time and effort on behalf of stockholders. During 2013, each non-employee director received an annual retainer fee of $22,500, with the Audit Committee chairman receiving an additional $4,000. Historically and in 2013, non-management directors have not received equity compensation or any perquisites. Directors who are employees or officers of our Company or any of our subsidiaries do not receive any additional compensation for serving on the Board or any committees thereof.

The following table provides compensation information for the year ended December 31, 2013 for each non-management director.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Farris G. Kalil	$26,500	$26,500
John Rakolta, Jr.	22,500	22,500
Michael Rotchford	22,500	22,500
William S. Rubenfaer	22,500	22,500
Leon M. Schurgin	22,500	22,500
Gene Silverman	22,500	22,500

Corporate Governance

The Board has adopted Corporate Governance Guidelines, a copy of which can be found in the Corporate Governance section of our website at www.agreerealty.com. These guidelines address, among other things, director responsibilities, qualifications (including independence), compensation and access to management and advisors. The Nominating and Governance Committee is responsible for overseeing and reviewing these guidelines and recommending any changes to the Board.

The Board also has adopted a Code of Business Conduct and Ethics (the “Code”), which sets out basic principles to guide the actions and decisions of all of our employees, officers and directors. The Code, also available in the Corporate Governance section of our website at www.agreerealty.com, covers numerous topics including honesty, integrity, conflicts of interest, compliance with laws, corporate opportunities and confidentiality. Waivers of the Code are discouraged, but any waiver that relates to our executive officers or directors may only be made by the Board or a Board committee and will be publicly disclosed on our website in the Corporate Governance section. The Board also has adopted a Chief Executive Officer and Chief Financial Officer Code of Professional Ethics. See “Related Person Transactions” for additional information on the Board’s policies and procedures regarding related person transactions.

A copy of our committee charters, Corporate Governance Guidelines and Code will be sent to any stockholder, without charge, upon written request sent to our executive offices: Agree Realty Corporation, 31850 Northwestern Highway, Farmington Hills, MI 48334, Attention: Secretary.

Communications with the Board

Interested parties who want to communicate with our non-management directors confidentially may do so by sending correspondence to:

Non-Management Directors
Agree Realty Corporation
31850 Northwestern Highway
Farmington Hills, MI 48334
Attention: Secretary

Please note that the mailing envelope must contain a clear notification that it is confidential and your letter should indicate whether you are a stockholder of Agree Realty Corporation.

Interested parties and stockholders of Agree Realty Corporation who want to communicate with the Board or any individual director can write to:

Agree Realty Corporation
31850 Northwestern Highway
Farmington Hills, MI 48334
Attention: Secretary

Your letter should indicate that you are an interested party or a stockholder of Agree Realty Corporation. Depending on the subject matter, the Secretary will:

•	forward the communication to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly; for example where it is a request for information about our Company or if it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

EXECUTIVE OFFICERS

The following table sets forth our executive officers, followed by biographical information regarding each executive officer who is not also a director.

Name	Age	Title
Richard Agree	70	Executive Chairman of the Board
Joey Agree	35	President, Chief Executive Officer and Director
Brian R. Dickman	38	Chief Financial Officer and Secretary
Laith M. Hermiz	43	Executive Vice President

Brian R. Dickman has been our Chief Financial Officer and Secretary since February 2014. Mr. Dickman is primarily responsible for the Company’s corporate finance, capital markets and investor relations activities. He is also a member of the Company’s Investment Committee and a key contributor to our portfolio management and business development efforts. Prior to joining Agree, Mr. Dickman was a New York-based real estate investment banker at RBC Capital Markets from April 2012 to February 2014, Barclays from September 2008 to March 2012 and Lehman Brothers from August 2005 to September 2008. Mr. Dickman holds a Bachelor’s degree in Economics from the University of Michigan and an MBA with an emphasis in Finance and Accounting from the Ross School of Business at the University of Michigan.

Laith M. Hermiz has been our Executive Vice President since April 2010. Mr. Hermiz is responsible for implementing and directing new development and redevelopment projects, supervision and oversight of our leasing and asset management activities, as well as formulating and determining long-term asset strategy. Prior to joining our Company, Mr. Hermiz served as Vice President Development/Redevelopment of Ramco-Gershenson Properties Trust from July 2007 to April 2010. Previously, Mr. Hermiz was Managing Director of Joseph Freed and Associates LLC from April 2004 to July 2007. Mr. Hermiz holds a Bachelor of Science degree from Loyola University — Chicago and a Juris Doctorate degree from University of Detroit-Mercy School of Law. He is a licensed attorney and real estate broker in the State of Michigan and is an active member of the State Bar of Michigan and the International Council of Shopping Centers.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee (referred to as the “Committee” in this section), composed entirely of independent directors, administers our executive compensation program. The Committee’s responsibilities include recommending and overseeing compensation, benefit plans and policies, reviewing and approving equity grants, administering share-based plans, reviewing and approving annually all compensation decisions relating to our executive officers, including Richard Agree, our Executive Chairman, Joey Agree, our President and Chief Executive Officer, Laith Hermiz, our Executive Vice President, and Alan D. Maximiuk, our Vice President, Finance and Accounting, and during 2013, our Vice President, Chief Financial Officer and Secretary (the “named executive officers”). This section of the proxy statement explains how our compensation programs are designed and operate in practice with respect to the named executive officers. The following discussion and analysis should be read together with the tables and related footnote disclosures detailed below.

Compensation Objectives and Philosophy

Our compensation program for the named executive officers generally consists of base salary, annual incentive awards, long-term share-based incentive awards and certain other benefits. We also provide certain severance arrangements for our named executive officers. The executive compensation program is designed to:

•	provide total compensation that is both fair and competitive;
•	attract, retain and motivate key executives who are critical to our operations;
•	reward superior individual and Company performance on both a short-term and long-term basis; and
•	align executives’ long-term interests with those of our stockholders.

The Committee seeks to ensure the foregoing objectives by considering individual performance reviews, Company performance, hiring and retention needs, internal pay equity, market data and other external market pressures in finalizing its compensation determinations.

Determining Compensation for Named Executive Officers

The Committee meets without management present to determine the compensation of the named executive officers. After consultation with our executive officers, Joey Agree, our President and Chief Executive Officer, makes recommendations to the Committee with respect to the design and implementation of the compensation program for the named executive officers. We believe that because of his experience with our Company and involvement in and knowledge of our business goals, strategies, and performance, the overall effectiveness of the management team and upon evaluation of each individual’s contribution to our performance, he is able to provide valuable input to the Committee. The Committee retains the discretion to modify the recommendations of Mr. Joey Agree and reviews such recommendations for their reasonableness based on Company performance, market information, and the Committee’s compensation philosophy and related considerations.

The Committee does not utilize a compensation consultant to establish or administer its executive compensation program due to the limited number of employees employed by our Company (14 employees) and the cost of such consultants. The Committee will consider the use of compensation consultants in the future. In 2013, the Committee used the 2013 NAREIT Compensation and Benefits Survey (the “NAREIT Survey”) to provide it with relevant market data.

Compensation Committee Consideration of the 2013 Vote on Executive Compensation

In determining our executive compensation program for the remainder of 2013 and for 2014, the Committee generally considered the results of the 2013 advisory vote of our stockholders on executive compensation presented in our 2013 proxy statement. The Committee noted that more than 93% of the votes cast approved the compensation of our named executive officers as described in our 2013 proxy statement. The Committee considered these voting results as supportive of the Committee’s general executive compensation practices.

Elements of Compensation in 2013 for Named Executive Officers

Our compensation program for named executive officers generally consists of base salary, annual incentive awards, long-term share-based incentive awards and certain other benefits. We also provide certain severance arrangements for our named executive officers.

Base Salary.  The Committee believes that base salary is a primary factor in retaining and attracting key employees in a competitive marketplace, as well as preserving an employee’s commitment during downturns in the REIT industry and/or equity markets. When determining the base salary for each of the named executive officers, the Committee considers the individual’s experience, current performance, potential for advancement, internal pay equity and market data.

The base salaries paid to the named executive officers in 2013 are set forth below in the “Executive Compensation Tables — Summary Compensation Table.” Mr. Richard Agree’s base salary was decreased during 2013 due to the change in his role as Executive Chairman in 2013 from Chief Executive officer in 2012. Mr. Joey Agree’s base salary was increased due to the change in his role as President and Chief Executive Officer in 2013 from President and Chief Operating Officer in 2012. Mr. Hermiz’s base salary was not increased in 2013, and Mr. Maximiuk’s base salary was increased in 2013 by 4.7% over his 2012 base salary.

Annual Incentive Awards.  The Committee believes the annual cash bonus provides a meaningful incentive for the achievement of short-term Company and individual goals, while assisting us in retaining, attracting and motivating employees in the near term. These discretionary annual bonuses are primarily based upon Company performance objectives generally set forth in our annual budget approved by the Board. However, the Committee has significant flexibility in assessing the achievement of performance objectives as well as the corresponding cash bonuses earned. The Committee determined that specific cash bonuses should be paid to certain named executive officers in 2013 in part due to the successful acquisition, disposition and development efforts along with capital raising activities. The cash bonuses earned by the named executive officers in 2013 are set forth below in the “Executive Compensation Tables — Summary Compensation Table.”

Long-Term Incentive Compensation.  The Committee believes the share-based incentive awards, with multiple-year vesting, provide the strongest incentive for employees to focus on our long-term fundamentals and thereby create long-term stockholder value. These awards also assist us in maintaining a stable, continuous management team in a competitive market. The Committee historically has issued restricted stock for purposes of long-term incentive compensation, which provides significant upside incentive and aligns our officers’ interests with our stockholders, while also maintaining some down market protection. When determining the amount of long-term equity incentive awards to be granted to the named executive officers for prior year performance, the Committee considers, among other things, the following factors: our performance, the responsibilities and performance of the executive (primarily based on discussions with Joey Agree), our stock price performance, and other market factors, including the data provided by the NAREIT Survey. See the “Grants of Plan-Based Awards in 2013” table for information regarding the award terms for the grants made in 2013.

2013 Grants.  The Committee awarded an aggregate of 64,500 shares of restricted stock to our named executive officers under the 2005 Equity Incentive Plan in January 2013 based upon 2012 performance. The grant date fair value of such awards was an aggregate of $1,774,395. The grants were as follows: Richard Agree, 20,000 shares; Joey Agree, 40,000 shares; and Alan Maximiuk, 4,500 shares. In addition, the Committee awarded a grant of 3,000 shares of restricted stock to Laith Hermiz in July 2013, with a grant date fair value of $93,300.

For the 2013 grants, the Committee considered various factors in determining long-term equity grants, including portfolio growth and diversification, acquisition and development activity, capital recycling, balance sheet management, revenue and funds from operations growth, portfolio occupancy and total stockholder return. Specifically, the Committee noted the following results from 2012: (1) the commencement of seven development projects for leading retailers; (2) the completion of two developments and one redevelopment; (3) the improvement in portfolio occupancy to 98%; (4) the acquisition of twenty-five properties exceeding $81 million which provided diversification by tenant, retail sector and geographic region;

(5) the completion of a successful common stock offering raising over $35 million in net proceeds; and (6) the disposition of six non-core properties, including three former Borders locations and three Kmart anchored shopping centers, raising over $16 million in proceeds.

2014 Grants.  The Committee awarded an aggregate of 60,517 shares of restricted stock to our named executive officers under the 2005 Equity Incentive Plan in January 2014 based upon 2013 performance. The grant date fair value of such awards was an aggregate of $1,733,812. The grants were as follows: Richard Agree, 10,000 shares; Joey Agree, 43,630 shares; Laith Hermiz, 4,887 shares; and Alan Maximiuk, 2,000 shares.

For the 2014 grants, the Committee considered the following results from 2013 in determining long-term equity incentive awards: (1) the 19% growth in annualized rent from $38.1 million in 2012 to $45.5 million in 2013; (2) the acquisition of 18 properties net leased to industry-leading retailers for an aggregate cost of over $73 million; (3) the completion of five development projects, all delivered to premier investment grade retailers, with an aggregate cost of approximately $22 million; (4) the completion of the Company’s first joint venture capital solutions project and announcement of its second such project; (5) the enhanced portfolio diversification driven by the afore-mentioned investment activities, including the reduction in top five tenant concentration from 44% to 38%, addition of six new states to the Company’s geographic footprint and increased exposure to internet and recession resistant retail sectors; (6) the sustained high occupancy of over 98% across the portfolio; and (7) the completion of two common stock offerings raising approximately $95 million in net proceeds and the closing of a $35 million unsecured term loan facility.

Because these awards for 2013 compensation were made in 2014, pursuant to applicable disclosure rules, such awards will be reflected in the Summary Compensation and Grants of Plan-Based Awards tables in our proxy statement for the 2015 annual meeting of stockholders.

Perquisites and Other Personal Benefits.  We have historically maintained a conservative approach to providing perquisites to executive officers. We provide the named executive officers with perquisites and other personal benefits that the Committee believes are reasonable and consistent with the overall executive compensation program and will better enable us to attract and retain superior employees for key positions. These perquisites have been carefully selected to ensure that the value provided to employees is not at the expense of stockholder concern. The Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers.

Severance Payments.  We currently have employment agreements with Richard Agree and Joey Agree that provide severance payments under specified conditions. The Committee believes these agreements help to retain executives who are essential to our long-term success. See “Potential Payments Upon Termination or Change-in-Control” for a description of potential payments and benefits to the named executive officers under our compensation plans and arrangements upon termination of employment or a change in control of our Company.

Timing and Pricing of Share-Based Grants

We do not coordinate the timing of share-based grants with the release of material non-public information. The Committee approves its annual grants of restricted stock to the named executive officers at its regularly scheduled meeting in mid-December, with an effective grant date as of such meeting or delayed until a date within the first few weeks of the following year. The grant date may be delayed due to administrative issues during the holiday season. The Committee generally establishes the date for its regularly scheduled meeting at least a year in advance. The Committee has not granted stock options in recent years.

Stock Ownership Guidelines

In May 2009, to further align the interests of our executive officers and directors with the interest of our stockholders, and to promote our commitment to sound corporate governance, the Committee implemented stock ownership guidelines for executive officers, including the named executive officers, and non-employee directors.

The stock ownership guidelines provide that, within three years of the later date of adoption of the guidelines or the date an individual first becomes subject to the guidelines:

•	our Chief Executive Officer is encouraged to own shares of our common stock, including restricted stock, valued at a minimum of five times annual base compensation;
•	all other executive officers are encouraged to own shares of our common stock, including restricted stock, valued at a minimum of three times annual base compensation; and
•	non-employee directors are encouraged to own shares of our common stock valued at a minimum of two times their annual director compensation.

Tax and Accounting Implications

Deductibility of Executive Compensation.  Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), provides that subject to certain exceptions (the most significant of which is performance-based compensation), a publicly-held corporation may not deduct compensation for federal income tax purposes exceeding $1 million in any one year paid to its chief executive officer or its three other most highly compensated executive officers. We must distribute a specified minimum percentage of our taxable income to maintain our qualification as a REIT under the Internal Revenue Code, and we are not subject to federal income tax on our REIT taxable income if and to the extent we distribute the income to our stockholders. Accordingly, to the extent we pay compensation to our chief executive officer or any of our three other most highly compensated executive officers in excess of $1 million in any year that does not qualify for the performance-based exception, we may have to increase the amount of our distributions to stockholders to avoid tax liability and the loss of our REIT status. This in turn may result in a larger portion of distributions being taxable to stockholders as dividend income, instead of being treated as a nontaxable return of capital to stockholders.

Nonqualified Deferred Compensation.  Section 409A of the Internal Revenue Code provides that amounts deferred under nonqualified deferred compensation arrangements will be included in an employee’s income when vested unless certain conditions are met. If the certain conditions are not satisfied, amounts subject to such arrangements will be immediately taxable and employees will be subject to additional income tax, penalties and a further additional income tax calculated as interest on income taxes deferred under the arrangement.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this 2014 proxy statement and the Company’s annual report on Form 10-K for the year ended December 31, 2013.

COMPENSATION COMMITTEE

Gene Silverman, Chairman
Farris Kalil
William S. Rubenfaer

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or earned by each of the named executive officers in 2013, 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total ($)
Richard Agree Executive Chairman(3)	2013	$150,000	$—		$550,200	$—	$—	$700,200
	2012	294,000	—		491,600	—	—	785,600
	2011	294,000	98,320	(2)	441,200	—	—	833,520
Joey Agree President and Chief Executive Officer(3)	2013	375,000	175,000		1,100,400	—	—	1,650,400
	2012	308,700	150,000		983,200	—	—	1,441,900
	2011	294,000	100,000		882,400	—	—	1,276,400
Laith Hermiz Executive Vice President	2013	237,038	50,800		93,300	—	—	381,138
	2012	237,038	—	(4)	172,060	—	—	409,098
	2011	225,750	40,000		110,300	—	—	376,050
Alan D. Maximiuk Vice President, Chief Financial Officer and Secretary(5)	2013	184,800	25,000		123,795	—	—	333,595
	2012	176,500	25,000		98,320	—	—	299,820
	2011	167,500	25,000		77,210	—	—	269,710

(1)	The amounts reported represent the full value of the stock awards issued for the applicable year. The amounts have been calculated in accordance with FASB ASC Topic 718. The awards have been issued in accordance with the 2005 Equity Incentive Plan and vest in equal installments over a five-year period from the date of grant. Valuation assumptions used in determining these amounts for 2013, 2012 and 2011 are included in note 10 of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2013.
(2)	In 2011, Mr. Richard Agree was given the election to receive his annual bonus in cash or restricted stock. He elected to receive 4,000 shares of restricted stock in lieu of a cash bonus. The restricted stock, granted under the 2005 Equity Incentive Plan, vests in equal installments over a five-year period from the grant date. Cash dividends are paid on the restricted stock during the vesting period. The equity award was granted on January 9, 2012, and therefore was reflected in the “Grants of Plan-Based Awards” in the following year proxy statement.
(3)	Mr. Richard Agree was Chairman and Chief Executive Officer during 2012. Mr. Joey Agree was President and Chief Operating Officer during 2012. Effective January 7, 2013, Mr. Richard Agree retired from the position of Chief Executive Officer and was appointed Executive Chairman of the Board. Effective January 7, 2013, Mr. Joey Agree was appointed as Chief Executive Officer in addition to his role as President.
(4)	The Committee deferred awarding an annual cash bonus for 2012 to Mr. Laith Hermiz pending the completion of certain projects and the Committee’s review of the same. A bonus for 2012 activities of $20,000 was paid in 2013 and is included in the 2013 cash bonus amount.
(5)	Mr. Alan Maximiuk was Vice President, Chief Financial Officer and Secretary during 2013. Effective February 11, 2014, Mr. Maximiuk became Vice President, Finance and Accounting and Mr. Brian Dickman was appointed Chief Financial Officer and Secretary.

Narrative Discussion of Summary Compensation Table.

Employment Agreement — Mr. Richard Agree.  See “Potential Payments Upon Termination or Change-in-Control” for a description of the material terms of Mr. Richard Agree’s employment agreement.

Employment Agreement — Mr. Joey Agree.  See “Potential Payments Upon Termination or Change-in-Control” for a description of the material terms of Mr. Joey Agree’s employment agreement.

Grants of Plan-Based Awards in 2013

The following table sets forth information concerning equity and non-equity awards granted to the named executive officers in 2013.

Name	Grant Date	Board Approval Date	All Other Stock Awards; Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards(1)
Richard Agree	1/16/13	12/24/12	20,000	$550,200
Joey Agree	1/16/13	12/24/12	40,000	1,100,400
Laith Hermiz	7/15/13	7/15/13	3,000	93,300
Alan D. Maximiuk	1/16/13	12/24/12	4,500	123,795

(1)	The grant date fair value is calculated in accordance with FASB ASC Topic 718. The grant date fair value of each share of restricted stock, which includes the right to receive cash dividends, is equal to the stock price on the grant date. The grant date fair value for a share of restricted stock granted on January 16, 2013 is $27.51 per share and $31.10 per share for a share of restricted stock granted on July 15, 2013.
(2)	See “Narrative Discussion of Grants of Plan-Based Awards in 2013 Table” discussion below.

Narrative Discussion of Grants of Plan-Based Awards in 2013 Table.

All Other Stock Awards.  The equity awards set forth in this column reflect the long-term incentive equity awards granted to the named executive officers in 2013 for 2012 performance. The Board approved such grants on December 24, 2012, but delayed the grant date until January 16, 2013. As noted previously, the Board often delays its annual equity grants due to administrative issues during the holiday season. The restricted stock, granted under the 2005 Equity Incentive Plan, vests in equal installments over a five-year period from the grant date. Cash dividends are paid on the restricted stock during the vesting period.

Outstanding Equity Awards at December 31, 2013

The following table sets forth information on the holdings of stock awards by the named executive officers as of December 31, 2013. No stock options are outstanding.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard Agree	68,000	$1,973,360	—	—
Joey Agree	112,000	3,250,240	—	—
Laith Hermiz	14,500	420,790	—	—
Alan D. Maximiuk	10,800	313,416	—	—

(1)	The following shares of restricted stock vest in the following years:

	2014	2015	2016	2017	2018
Richard Agree	23,200	18,400	13,600	8,800	4,000
Joey Agree	34,000	30,000	24,000	16,000	8,000
Laith Hermiz	4,450	4,450	3,000	2,000	600
Alan D. Maximiuk	2,900	2,900	2,400	1,700	900
(2)	Based upon the closing price of our common stock on the NYSE on December 31, 2013 of $29.02.

Option Exercises and Stock Vested in 2013

The following table sets forth information on the shares of restricted stock held by the named executive officers that vested during 2013. No stock options are outstanding.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Richard Agree	22,300	$613,465
Joey Agree	27,800	762,462
Laith Hermiz	3,850	109,115
Alan Maximiuk	2,000	56,780

(1)	The value realized is based on the number of shares of restricted stock that vested on the vesting date multiplied by the closing price of our common stock on the NYSE on the vesting date.

Potential Payments Upon Termination or Change-in-Control

The following section describes and quantifies potential payments and benefits to the named executive officers as of December 31, 2013, under our compensation and benefit plans and arrangements upon termination of employment or a change of control of our Company.

Richard Agree and Joey Agree are subject to employment agreements with us. In addition, certain of our compensatory plans contain provisions regarding the acceleration of vesting and payment upon specified termination events.

Company Share-Based Plans

Restricted Stock Award Agreement (applicable to restricted stock grants under the 1994 Stock Incentive Plan and the 2005 Equity Incentive Plan through December 31, 2013)

During the 120 days following the termination of the participant’s employment for any reason, we have the right to require the return of any unvested shares of restricted stock, as well as any dividends paid on such shares. Under the 2005 Equity Incentive Plan the unvested shares of restricted stock immediately vest in the event our stockholders approve an agreement to merge, consolidate, liquidate or sell all or substantially all of our assets. The Board has the discretion to determine whether any leave of absence should constitute a termination of employment.

1994 Stock Incentive Plan.  The Compensation Committee is authorized to accelerate the vesting of restricted stock at any time.

2005 Equity Incentive Plan.  The Compensation Committee is authorized to accelerate the vesting of restricted stock at any time. In addition, in the event of a change of control (as defined therein) or a dissolution or liquidation of our Company, all unvested shares of restricted stock will become immediately vested.

Employment Agreement — Mr. Richard Agree

Mr. Richard Agree’s employment agreement, pursuant to which he serves as Executive Chairman of the Board is effective through June 30, 2014. Mr. Richard Agree is entitled to an annual base salary of $150,000, subject to annual review by the Compensation Committee and is also entitled to participate in all benefit programs generally available to our executive officers, including any equity incentive plan or bonus plan.

Upon any termination he shall receive any accrued and unpaid salary and bonus for a completed year.

The employment agreement may be terminated if he dies or becomes disabled (as defined therein). In the event of termination of the agreement because of death or disability, he (or the estate) shall receive (i) any accrued and unpaid salary through the date of termination, (ii) any accrued and unpaid cash bonus with respect to the fiscal year preceding the termination, (iii) a pro rata portion of the cash bonus with respect to the fiscal year in which the termination occurs, and (iv) any reimbursable expenses that have not been reimbursed as of the date of termination. In addition, all unvested shares of our common stock will become fully vested.

If Mr. Richard Agree’s employment is terminated by us for any reason other than death, disability, or cause, or his employment is terminated by Mr. Richard Agree for good reason as defined in the agreement, we shall pay to Mr. Richard Agree in cash (i) any accrued and unpaid salary through the date of termination, (ii) any accrued and unpaid cash bonus with respect to the fiscal year preceding the termination, (iii) a pro-rata portion of the cash bonus with respect to the fiscal year in which the termination occurs, (iv) an amount equal to two (2) times his compensation as defined in the agreement, and (v) any reimbursable expenses that have not been reimbursed as of the date of termination. Mr. Richard Agree shall also continue to participate in all benefit plans made generally available to our executives for the remaining portion of the employment period. In addition, all unvested securities of our Company issued to Mr. Richard Agree under our 2005 Equity Incentive Plan or any similar plan shall become fully vested as of the date of such termination.

If a change in control (as defined therein) occurs prior to the expiration of Mr. Richard Agree’s employment agreement and Mr. Richard Agree is terminated by us for reasons other than death, disability or cause, or Mr. Richard Agree terminates employment for good reason then within 18 months after such change in control, we will pay to Mr. Richard Agree in cash, (i) any accrued and unpaid salary through the date of termination, (ii) any accrued and unpaid cash bonus with respect to the fiscal year preceding the termination, (iii) a pro-rata portion of the cash bonus with respect to the fiscal year in which the termination occurs, (iv) an amount equal to three (3) times his compensation as defined in the agreement, and (v) any reimbursable expenses that have not been reimbursed as of the date of termination. He will also continue to participate in all benefit plans made generally available to our executives for the remaining portion of the employment term. In addition, all unvested securities of our Company issued to Mr. Richard Agree under our 2005 Equity Incentive Plan or any similar plan shall become fully vested as of the date of such termination.

If Mr. Richard Agree is terminated by us for cause, then he shall forfeit any and all benefits under the employment agreement other than vested benefits. If he is terminated for cause or voluntarily terminates such employment, he is subject to a non-compete with us for a specified period of time. In addition, the employment agreement contains confidentiality provisions.

Employment Agreement — Mr. Joey Agree

Mr. Joey Agree’s employment agreement, pursuant to which he serves as our President and Chief Executive Officer, is substantially identical to Mr. Richard Agree’s employment agreement. Mr. Joey Agree is entitled to an annual base salary of $375,000, subject to annual review by the Compensation Committee, and is also entitled to participate in all benefit programs generally available to our executive officers, including any equity incentive plan or bonus plan.

Change of Control/Severance Payment Tables

For all named executive officers the following table estimates the potential payments and benefits to named executive officers upon termination of employment or a change in control, assuming such event occurs on December 31, 2013. The actual payments due on terminations occurring on different dates could materially differ from the estimates in the table.

Items Not Reflected in Table.

The following items are not reflected in the table set forth below:

•	Accrued and unpaid salary, bonus and vacation.
•	Costs of COBRA or any other mandated governmental assistance program to former employees.
•	Welfare benefits provided to all salaried employees.

Named Executive Officer	Base Salary	Bonus	Early Vesting of Stock Awards(1)	Other(2)	Total
Richard Agree(3)
Death or Disability	$—	$—	$1,973,360	$—	$1,973,360
Change in Control	882,000	1,581,120	1,973,360	12,364	4,448,844
Other (except for cause)	588,000	1,054,080	1,973,360	12,364	3,627,804
Joey Agree(4)
Death or Disability	—	—	3,250,240	—	3,250,240
Change in Control	1,125,000	3,391,000	3,250,240	18,136	7,784,376
Other (except for cause)	750,000	2,260,667	3,250,240	18,136	6,279,043
Laith Hermiz
Change in Control	—	—	420,790	—	420,790
Alan D. Maximiuk
Change in Control	—	—	313,416	—	313,416

(1)	For all named executive officers with respect to the accelerated vesting of share-based awards, the table reflects the intrinsic value of such acceleration, which for each unvested share of restricted stock is $29.02, the closing price of our common stock on the NYSE on December 31, 2013.
(2)	Represents payment of health benefits of executive for the remaining term of the employment agreement.
(3)	The information presented is based on the terms of Mr. Richard Agree’s employment agreement in place as of December 31, 2013.
(4)	The information presented is based on the terms of Mr. Joey Agree’s employment agreement in place as of December 31, 2013.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s financial statements, internal controls, accounting and financial reporting processes and compliance with applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCOAB”) and an independent audit of the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the PCAOB, and for expressing their opinions thereon. The Audit Committee’s responsibility is to provide general oversight of the foregoing matters, as well as engaging the Company’s independent registered public accounting firm and establishing the terms of retention. The Audit Committee is governed by a charter, a copy of which is available on our website at www.agreerealty.com.

Review and Discussions with Management and Independent Accountants.  In this context, the Committee has met and held discussions with management and Grant Thornton, the Company’s independent registered public accounting firm. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the audited consolidated financial statements with management and Grant Thornton. The Committee discussed with Grant Thornton the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T, issues regarding accounting and auditing principles and practices, and the adequacy of internal controls that could significantly affect the Company’s financial statements.

Grant Thornton also provided to the Committee the written disclosures and letter from Grant Thornton required by the applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Committee concerning independence, and the Committee has discussed with Grant Thornton its independence with respect to the Company. The Committee has reviewed the original proposed scope of the annual audit of the Company’s financial statements and the associated fees and any significant variations in the actual scope of the audit and fees. See “Audit Committee Matters” for additional information regarding the Committee’s pre-approval policies and procedures for audit and non-audit services provided by Grant Thornton.

Conclusion.  Based on the review and discussions referred to above, the Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

AUDIT COMMITTEE

Farris Kalil, Chairman
Gene Silverman
William S. Rubenfaer

AUDIT COMMITTEE MATTERS

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

In accordance with Audit Committee policies and procedures and applicable law, the Audit Committee must pre-approve all services to be provided by its independent registered public accounting firm. In determining whether to pre-approve such services, the Audit Committee must consider whether the provision of such services is consistent with the independence of such accountants. The Audit Committee generally provides pre-approvals at its regularly scheduled meetings. The Audit Committee has delegated to its chairman, Farris G. Kalil, the authority to grant pre-approvals of non-audit services between regularly scheduled meetings of the Audit Committee, provided that any such pre-approval by Mr. Kalil shall be reported to the Audit Committee at its next scheduled meeting. However, pre-approval of non-audit services is not required if (1) the aggregate amount of non-audit services is less than 5% of the total amount paid by us to the auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by us as non-audit services at the time of the engagement; and (3) such services are promptly brought to the attention of the Audit Committee and, prior to completion of the audit, are approved by the Audit Committee or by one or more Audit Committee members who have been delegated authority to grant approvals.

Fees Paid to Independent Registered Public Accounting Firms

Grant Thornton audited and reported on the Company’s financial statements for the year ended December 31, 2013, while Baker Tilly Virchow Krause LLP audited and reported on the Company’s financial statements for the year ended December 31, 2012. The following table sets forth the fees we were billed for audit and other services provided by Grant Thornton in 2013 and for Baker Tilly in 2012. All such fees paid to Grant Thornton and Baker Tilly were approved in conformity with the pre-approval policies and procedures noted above.

	2013	2012
Audit Fees	$130,687	$158,352
Audit-Related Fees	41,600	45,515
Tax Fees	—	—
Other Fees	—	—
	$172,287	$203,867

Audit Fees.  Audit fees include fees for the audit of our annual consolidated financial statements included in our annual report on Form 10-K, the effectiveness of our internal control over financial reporting, and the review of our consolidated financial statements included in our quarterly reports on Form 10-Q.

Audit-related Fees.  Audit-related fees were for services associated with SEC registration statements and other documents issued in connection with our equity offering, and services that are normally provided by the accountant in connection with these filing.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014

The Audit Committee currently believes that we should continue our relationship with Grant Thornton and has appointed Grant Thornton to continue as our independent accountants for 2014. See “Report of the Audit Committee” and “Audit Committee Matters” for additional information on matters related to Grant Thornton’s provision of services to us.

Although stockholder ratification of the appointment is not required by current law, rules and regulations and is not binding on us, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and the Audit Committee will take your vote into consideration when appointing our independent registered public accounting firm in the future. Even if the stockholders ratify the appointment of Grant Thornton, the Audit Committee in its sole discretion may terminate the engagement of Grant Thornton and engage another independent auditor at any time during the year, although it has no current intention to do so.

A representative of Grant Thornton will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

The Board recommends that you vote FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for 2014.

PROPOSAL 3 — ADVISORY (NON-BINDING) VOTE
APPROVING EXECUTIVE COMPENSATION

We are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our executive compensation program for named executive officers by voting for or against the following resolution.

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2014 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.”

While this vote is advisory and not binding on us, it will provide information to us and the Compensation Committee regarding stockholder sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of 2014 and beyond.

As described in detail under the heading “Compensation Discussion and Analysis” above, we seek to closely align the interests of our executive officers with the interests of our stockholders. Our compensation programs are designed to reward the executive officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Following is a summary of some of the primary components and rationale of our compensation philosophy.

•	Provide total compensation that is both fair and competitive. To attract and reduce the risk of losing the services of valuable officers but avoid the expense of excessive pay, compensation should be competitive. The Compensation Committee assesses the competitiveness of our compensation to our executive officers by comparison to compensation of executive officers at other public companies. The Compensation Committee reviewed the 2013 NAREIT Compensation and Benefits Survey to provide it with relevant market data.
•	Attract, retain and motivate key executives who are critical to our operations. The primary purpose of our executive compensation program has been and is to achieve our business objectives by attracting, retaining and motivating talented executive officers by providing incentives and economic security.
•	Reward superior individual and company performance on both a short-term and long-term basis. Performance-based pay aligns the interest of management with our stockholders. Performance-based compensation motivates and rewards individual efforts and company success.
•	Align executives’ long-term interests with those of our stockholders. The Compensation Committee believes that requiring the executive officers to maintain a meaningful ownership interest in us relative to their annual base salaries may encourage the executive officers to act in a manner that creates value for our stockholders.

The Board recommends a vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 4 — APPROVAL OF 2014 OMNIBUS INCENTIVE PLAN

The Board recommends that stockholders vote FOR the approval of the Agree Realty Corporation 2014 Omnibus Incentive Plan (the “2014 Plan”).

The Company currently maintains the Agree Realty Corporation 2005 Equity Incentive Plan (the “2005 Plan”). Available awards under the 2005 Plan include options, stock appreciation rights, restricted stock, unrestricted stock, deferred stock and dividend equivalent rights. Upon approval of the 2014 Plan, all subsequent awards of equity or equity rights would be granted under the 2014 Plan, and no further awards would be made under the 2005 Plan.

As discussed in this proxy statement, grants to key employees of restricted stock are an important part of the Company’s compensation program, providing a basis for long-term incentive compensation and helping to tie together the interests of the Company’s stockholders with those of the Company’s directors and key employees. Accordingly, the Board has adopted the 2014 Plan, and in accordance with the rules of the NYSE and the requirements of the Internal Revenue Code, the Company is seeking the approval of the stockholders of the adoption of the 2014 Plan.

The 2014 Plan provides for the award to key employees and consultants of the Company of options, restricted stock, restricted stock units, stock appreciation rights, performance awards (which may take the form of performance units or performance shares) and other awards to acquire up to an aggregate of 1,000,000 shares of the Company’s common stock. Awards to be settled solely in cash (or in the case of restricted stock units or performance units that may be settled in cash, if actually settled in cash) shall not count against the shares reserved for issuance under the 2014 Plan. If an award under the 2014 Plan of restricted stock, restricted stock units or performance units is forfeited, the common shares covered by any such award would again become available for issuance under new awards. On the other hand, the 2014 Plan prohibits share recycling in connection with net settlement of options or stock appreciation rights, shares delivered or withheld to pay the exercise price or withholding taxes under options or stock appreciation rights, and shares repurchased on the open market with the proceeds of an stock option exercise.

The 2014 Plan prohibits the repricing of options without stockholder approval. This provision relates to both direct repricings (i.e., lowering the exercise price of an option) and indirect repricings (i.e., canceling an outstanding option and granting a replacement or substitute option with a lower exercise price, or exchanging options for cash, other options or other awards). The repricing prohibition also applies to stock appreciation rights. The 2014 Plan also prohibits the cash repurchase of underwater options or stock appreciation rights.

As of the Record Date, there were 330,165 shares of restricted stock outstanding under the 2005 Plan, none of which will be affected by the adoption of the 2014 Plan. However, if any shares of restricted stock are forfeited under the 2005 Plan, those shares will not be available for issuance under new awards under the 2014 Plan.

As of the Record Date, the Company had 14,964,396 shares of common stock outstanding.

A description of the provisions of the 2014 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions in the 2014 Plan, which is attached to this proxy statement as Appendix A.

General Description of the 2014 Plan

Overview.  The purposes of the 2014 Plan are (a) to provide incentives for our key employees by encouraging their ownership of stock and (b) to aid us (and our affiliates) in retaining such key employees, upon whose efforts our success and future growth depends, and to attract other such individuals.

Administration.  The 2014 Plan is administered by our Compensation Committee, although the Board may administer the 2014 Plan, in whole or in part, in certain circumstances. Subject to the terms of the 2014 Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards and interpret provisions of the 2014 Plan. The Compensation Committee may delegate, to a subcommittee of directors and/or officers, the authority to grant or administer awards to persons who are not then reporting persons under Section 16 of the Exchange Act.

Shares of Common Stock Reserved for Issuance Under the 2014 Plan.  There are 1,000,000 shares of our common stock reserved for issuance under the 2014 Plan, and no awards have yet been granted under the 2014 Plan. The shares of common stock to be issued under the 2014 Plan consist of either authorized and unissued common shares, or common shares previously held in the treasury of the Company, or both. The closing price of our common stock as reported by the NYSE on the Record Date was $30.88.

Eligibility and Share Limitations.  Awards may be made under the 2014 Plan to our key employees and consultants as determined by our Compensation Committee to be in our best interests, provided that only key employees shall be eligible to receive incentive stock options. We currently anticipate that approximately ten persons may receive awards in 2014 under the 2014 Plan. The maximum number of common shares subject to options or stock appreciation rights that may be awarded under the 2014 Plan to any person is 100,000 per the Company’s fiscal year. The maximum number of common shares that may be awarded under the 2014 Plan to any person, other than pursuant to an option or stock appreciation rights, is 100,000 per the Company’s fiscal year. The maximum performance award opportunity that may be awarded to any person under the 2014 Plan relating to performance units and payable in cash is $5 million per the Company’s fiscal year.

Amendment or Termination of the Plan.  Unless terminated earlier, the 2014 Plan shall terminate on the 10th anniversary of the date the 2014 Plan is approved by the Company’s stockholders. The Board may terminate or amend the 2014 Plan at any time and for any reason, in its discretion. However, no amendment may adversely impair the rights of grantees with respect to outstanding awards. Amendments will be submitted for stockholder approval to the extent required by the Code or other applicable laws, rules or regulations.

Types of Awards Available for Grant under the 2014 Plan

Options.  The 2014 Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive options under the Code and also options to purchase common shares that do not qualify as incentive stock options (“non-qualified options”). The exercise price of each option may not be less than 100% of the fair market value of the common shares on the date of grant. In the case of certain 10% stockholders who receive incentive options, the exercise price may not be less than 110% of the fair market value of the common shares on the date of grant. Options granted under the 2014 Plan may generally not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution.

The term of each option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant (or 5 years in the case of incentive stock options granted to 10% stockholders). The Compensation Committee determines at what time or times each option may be exercised. Except as set forth otherwise in an award agreement, options are generally forfeited upon a termination of a participant’s employment or service for cause, and a participant will generally have up to (i) 90 days to exercise any vested option for a termination for any reason other than cause, death or disability, and (ii) 1 year to exercise any option for a termination due to death or disability.

Options may be made exercisable in installments. In general, an optionee may pay the exercise price of an option by cash or certified check, and the Compensation Committee is authorized to permit the exercise price to be paid by net share settlement, broker assisted cashless exercise, tendering common shares already owned, or any other form permitted by the Compensation Committee and applicable laws, rules and regulations. The Compensation Committee may impose blackout periods on the exercise of any option to the extent required by applicable laws.

Restricted Stock.  The 2014 Plan permits the granting of restricted stock. Restricted stock awards consist of shares of common stock granted subject to forfeiture if specified holding periods and/or performance targets are not met. The Compensation Committee determines the holding periods and/or performance targets. Prior to the end of the restricted period, restricted stock may not be sold, assigned, pledged, or otherwise disposed of or hypothecated by participants, and may be forfeited in the event of termination of employment or service. During the restricted period, the restricted stock entitles the participant to all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends thereon.

Performance Awards.  Performance units and performance shares may also be granted under the 2014 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the Compensation Committee are achieved. The Compensation Committee may establish performance goals in its discretion within the parameters of the 2014 Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units and performance shares. The Compensation Committee may impose additional conditions on an award to qualify it as performance-based compensation within the meaning of Section 162(m) of the Code (as described below). While the performance units and performance shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the securities, subject to specified limitations.

Other Awards.  The Compensation Committee may also award under the 2014 Plan:

•	stock appreciation rights, which are rights to receive a number of shares of common stock or, in the discretion of the Compensation Committee, an amount in cash or a combination of common shares and cash, based on the increase in the fair market value of the common shares underlying the right over the market value of such common shares on the date of grant (or over an amount greater than the grant date fair market value, if the Compensation Committee so determines) during a stated period specified by the Compensation Committee not to exceed 10 years from the date of grant;
•	restricted stock units, which are substantially similar to restricted shares but result in the issuance of shares of common stock upon meeting specified holding periods and/or performance targets, rather than the issuance of the common shares on the grant date; and
•	unrestricted stock, which are shares of common stock granted without restrictions.

Compliance with Section 162(m) of the Code.  Section 162(m) of the Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1,000,000 for compensation paid to its chief executive officer and the three highest compensated executive officers (other than the chief executive officer and chief financial officer) determined at the end of each year (the “covered employees”). However, performance-based compensation may be excluded from this limitation. The 2014 Plan is designed to permit the Compensation Committee to grant awards that qualify for purposes of satisfying the conditions of Section 162(m).

Business Criteria.  The Compensation Committee could use one or more of the following business criteria to measure Company, affiliate, and/or business unit performance for a performance period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index), in establishing performance goals for awards to “covered employees” if the award is to be intended to satisfy the conditions of Section 162(m):

•	total shareholder return (share price appreciation plus dividends);
•	net income;
•	earnings per share;
•	funds from operations (as defined by the National Association of Real Estate Investment Trusts);
•	funds from operations per share;
•	return on equity;
•	return on assets;
•	return on invested capital;
•	increase in the market price of shares or other securities;
•	achieving specified reductions in costs or targeted levels in costs;
•	achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts;

•	acquiring or developing a prescribed number of (or dollar volume related to) real estate properties, or maintaining a prescribed number of (or dollar volume related to) real estate properties;
•	achieving or maintaining a level of occupancy at one or more properties;
•	completing specified projects within or below the applicable budget;
•	completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets; and
•	expanding into new markets.

The Compensation Committee is authorized to exclude one or more of the following items in establishing such performance measures, provided any such determination is made within the applicable time period required by Section 162(m) of the Code: (1) extraordinary items outside the ordinary course of business, including acquisitions, dispositions, restructurings; (2) accounting policy changes required by the U.S. Securities and Exchange Commission or the U.S. Financial Accounting Standards Board; (3) the effect of any change in the outstanding common shares by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, share repurchase, combination or exchange of common shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; and (4) such other objective criteria established by the Compensation Committee within the applicable time period required by Section 162(m) of the Code or other applicable laws.

Dividends or Dividend Equivalents for Performance Awards.  Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.

Effect of Change in Control.  The Compensation Committee may in its discretion provide for the accelerated vesting, lapse of restrictions, or cash-out of any outstanding award in connection with a change in control and may require that a Participant incur a termination of employment or service in connection with such treatment. Notwithstanding the foregoing, the Compensation Committee may not pay cash for any underwater options or SARs.

Forfeiture Provisions.  The Compensation Committee may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally the 2014 Plan provides that various awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

In addition, unless otherwise specified in an award agreement, the Compensation Committee retains the right to cause a forfeiture of awards upon any breach or violation of agreements, policies or plans of the Company, as well as to the extent permitted by applicable law or regulations.

Adjustments for Stock Dividends and Similar Events.  The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2014 Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  The grant of an incentive stock option will not be a taxable event for the participant or for the employer. A participant will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the participant holds the common shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to any compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. The employee must remain employed from the date the option is granted through a date within three months before the date of exercise of the option. If a participant sells or otherwise disposes of the common shares acquired without satisfying the holding period requirement (known as a “disqualifying disposition”), the participant will recognize ordinary income upon the disposition of the common shares in an amount generally equal to the excess of the fair market value of the common shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the participant recognizes ordinary income.

Non-Qualified Options.  The grant of an option will not be a taxable event for the participant or for us. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. Upon a subsequent sale or exchange of common shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the common shares (generally, the amount paid for the common shares plus the amount treated as ordinary income at the time the option was exercised). The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock.  A participant who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize compensation income (which is ordinary income) in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse and dividends or distributions that are paid while the common shares are subject to restrictions will be subject to withholding taxes. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock Units.  There are no immediate tax consequences of receiving or vesting in an award of restricted stock units under the 2014 Plan; however, restricted stock units are subject to the Federal Insurance Contribution Act tax upon vesting (based on the fair market value of the common shares on the vesting date). A participant who is awarded restricted stock units will recognize ordinary income upon receiving common shares or cash under the award in an amount equal to the fair market value of the common shares at the time of delivery or the amount of cash. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Performance Shares, Performance Units and Other Stock Unit Awards.  A participant generally will recognize no income upon the receipt of a performance share or performance unit. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and/or the fair market value of any substantially vested common shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2014 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Dividend or Dividend Equivalents.  A participant will recognize taxable income, subject to withholding of employment tax, upon receipt of a dividend equivalent in cash or in shares of stock. Similarly, a participant who receives restricted stock, and does not make an election under Section 83(b) of the Code with respect to the stock, will recognize taxable ordinary income, subject to withholding of employment tax, upon receipt of dividends on the stock. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

Unrestricted Stock.  Participants who are awarded unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the common shares on the date of the award, reduced by the amount, if any, paid for such common shares. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Withholding.  To the extent required by law, and except as provided otherwise by the Committee, we will utilize the net share method of settlement or withhold from any amount paid in settlement of an award, the amount of withholding and other taxes due or take other action as we deem advisable to enable ourselves to satisfy withholding and tax obligations related to any awards.

New Plan Benefits

Awards under the 2014 Plan will be made at the discretion of the Compensation Committee, although no awards have been made to date. Accordingly, we cannot currently determine the amount of awards that will be made under the 2014 Plan. We anticipate that the Compensation Committee will utilize the 2014 Plan to continue to grant long-term equity incentive compensation to key employees similar to the awards described in this proxy statement.

Registration with SEC

The Company intends to file a registration statement with the SEC pursuant to the Securities Act of 1933, as amended, covering the offering of the stock under the 2014 Plan.

The Board recommends that you vote “FOR” the approval of the 2014 Omnibus Incentive Plan.

RELATED PERSON TRANSACTIONS

Policies and Procedures

Under SEC rules, a related person transaction is any transaction or any series of transactions in which our Company was or is to be a participant, the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. A “related person” is a director, officer, nominee for director or a more than 5% stockholder since the beginning of our last completed fiscal year, and their immediate family members.

The non-interested directors of the Board review and oversee any proposed or ongoing related person transactions to ensure there are no conflicts of interest. Our written Code of Business Conduct and Ethics expressly prohibits the continuation of any conflict of interest except under guidelines approved by the Board. Our Code of Business Conduct and Ethics requires officers and directors to provide full disclosure of any such transaction to appropriate persons and remove themselves from the related decision making process. Persons are encouraged to speak with specified persons if there is any doubt as to whether a transaction could comprise a related person transaction or otherwise constitute a conflict of interest.

If a related person transaction is proposed, the non-interested directors of the Board review such transaction to ensure that our involvement in such transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party and is in the best interests of us and our stockholders. If necessary or appropriate, we will engage third party consultants and special counsel, and the Board may create a special committee, to review such transactions. The non-interested directors of the Board affirmatively determined that none of the related person transactions below constituted a conflict of interest.

Related Person Transactions

We lease our executive offices, located at 31850 Northwestern Highway, Farmington Hills, Michigan from a limited liability company controlled by Mr. Richard Agree’s children, including Joey Agree. Under the terms of the lease, which expires on December 31, 2014, we are required to pay an annual rental of $90,000 and are responsible for the payment of real estate taxes, insurance and maintenance expenses relating to the building. Management believes that the lease terms are consistent with leases for similar properties in the area.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act, requires our directors, certain of our executive officers and persons who beneficially own more than 10% of a registered class of our equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in any of our equity securities and any changes thereto, and to furnish copies of these reports to us. Based on our review of the insiders’ forms furnished to us or filed with the SEC and representations made by our directors and applicable executive officers, no insider failed to file on a timely basis a Section 16(a) report in 2013, except Mr. Laith Hermiz filed one Form 4 late (a restricted stock grant of 3,000 shares).

Cost of Proxy Solicitation

All of the expenses of preparing, assembling, printing and mailing the Notice and the other materials used in the solicitation of proxies will be paid by us. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at our expense, to the beneficial owners of shares held of record by such persons. Our directors and officers may solicit proxies by mail, telephone, telecopy or in person. They will not receive any additional compensation for such work.

Proposals for 2015 Annual Meeting

Pursuant to Rule 14a-8 of the Securities Exchange Act, any stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for the annual meeting of stockholders to be held in 2015 must be received at our office at 31850 Northwestern Highway, Farmington Hills, MI 48334, Attn: Brian R. Dickman, no later than November 27, 2014 and must be in compliance with the requirements of our Bylaws and the SEC’s proxy rules.

Our Bylaws currently provide that in order for a proposal of a stockholder to be presented at our 2015 annual meeting of stockholders, other than a stockholder proposal to be included in our proxy statement as described above, it must be received at our principal executive offices no earlier than the 150th day and no later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the 2014 annual meeting. For our 2015 annual meeting, our Secretary must receive this notice between October 28, 2014 and 5:00 p.m., Eastern Time, on November 27, 2014. If the 2015 annual meeting of stockholders is scheduled to take place before April 9, 2015 or after June 8, 2015, then notice must be delivered no earlier than the close of business on the 150th day prior to the 2015 annual meeting of stockholders and not later than the close of business on the later of the 120th day prior to the 2015 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2015 annual meeting of stockholders is first made public by our Company. Any such proposal should be mailed to our Secretary, Brian R. Dickman at our office at 31850 Northwestern Highway, Farmington Hills, MI 48334.

See “Board Matters-Committees of the Board-Nominating and Governance Committee” for additional information.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 5, 2014

The Notice, this proxy statement, our annual report to stockholders for the year ended December 31, 2013, including the audited consolidated financial statements for the three years ended December 31, 2013, and the accompanying proxy card are available at http://AgreeRealty2014.investorroom.com.

By Order of the Board of Directors

Brian R. Dickman
Chief Financial Officer and Secretary

March 27, 2014

APPENDIX A

AGREE REALTY CORPORATION

Agree Realty Corporation 2014 Omnibus Incentive Plan
(Effective            , 2014)

1. Purposes of Plan.  The purposes of this Plan are (a) to provide incentives and awards to Employees, Directors and Consultants of the Company and its Affiliates, by encouraging their ownership of Stock and (b) to aid the Company and its Affiliates in retaining such Employees, Directors and Consultants, upon whose efforts the Company’s success and future growth depends, and attracting other such individuals.

2. Definitions.   Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” means, with respect to the Company, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company. For purposes of clarity, Affiliate shall include all Subsidiaries of the Company.

(b) “Award” means individually or collectively, a grant under this Plan of Non-qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, or Other Stock and Stock Unit Awards. Each Award shall be evidenced by an Award Agreement containing such terms and conditions as the Committee may approve, but such terms and conditions shall be consistent with any applicable terms and conditions specified in the Plan.

(c) “Award Agreement” means an agreement, certificate, resolution or other form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in an electronic medium, may be limited to a notation on the Company’s books and records and, if approved by the Committee, need not be signed by a representative of the Company or a Participant.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

(e) “Board” or “Board of Directors” means the Board of Directors of the Company.

(f) “Cause” means, unless otherwise set forth in an applicable employment agreement with a Participant, Participant’s (i) commission of a crime of moral turpitude or a felony that involves financial misconduct or moral turpitude or has resulted, or reasonably could be expected to result, in imprisonment of the Participant or any adverse publicity regarding Participant or the Company or economic injury to the Company, (ii) dishonesty or willful commission or omission of any action that has resulted, or reasonably could be expected to result, in any adverse publicity regarding Participant or the Company or has caused, or reasonably could be expected to cause, demonstrable and serious economic injury to the Company, or (iii) material breach of this Agreement, any other agreement entered into between a Participant and the Company or any of Affiliates, or the Company’s policies and procedures as may be implemented from time to time (other than as a result of the Disability of Participant or other factors outside of Participant’s control) after notice and a reasonable opportunity to cure (if such breach can be cured).

(g) “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the Beneficial Owner, directly or indirectly, of securities of the Company representing 40 percent or more of either (A) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) or (B) the then outstanding Shares of the Company (in either such case other than as a result of acquisition of securities directly from the company); or

(ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

(iii) if (A) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (C) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (D) the Company shall sell or otherwise transfer substantially all of the assets of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 40 percent or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a share split, share dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 40 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

Notwithstanding the anything else to the contrary contained in this Section 2(g) to the extent “Change in Control” is a payment trigger, and not merely a vesting trigger, for any 409A Award, a “Change in Control” shall not be deemed to have occurred unless such “Change in Control” is also a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as described in Treas. Reg. Section 1.409A-3(i)(5).

(h) “Code” means the Internal Revenue Code of 1986 and any successor statute thereto, as amended, including the rules and regulations promulgated thereunder.

(i) “Committee” means the Compensation Committee of the Board, or any other committee of the Board to the extent designated by the Board by resolution of the Board, which committee shall be constituted as provided in Section 3 hereof.

(j) “Company” means Agree Realty Corporation, or any successor thereto as provided in Article 18 hereof.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or an Affiliate to render bona fide services to such entity (other than in connection with the offer or sale of securities in a capital-raising transaction or to promote or maintain a market for the Company’s securities).

(l) “Covered Employee” means a Participant who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

(m) “Director” means a member of the Board, or a member of the board of directors of an Affiliate.

(n) “Disability” or “Disabled” means with respect to any other Participant, a condition under which the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

A Participant shall not be deemed to be Disabled as a result of any condition that:

(A) was contracted, suffered, or incurred while such Participant was engaged in, or resulted from such Participant having engaged in, a felonious activity; or

(B) resulted from an intentionally self-inflicted injury or an addiction to drugs, alcohol, or substances which are not administered under the direction of a licensed physician as part of a medical treatment plan.

The Disability of a Participant and the date on which a Participant ceases to be employed by reason of Disability shall be determined by the Company, in accordance with uniform principles consistently applied, on the basis of such evidence as the Committee and the Company deem necessary and desirable, and its good faith determination shall be conclusive for all purposes of the Plan. The Committee or the Company shall have the right to require a Participant to submit to an examination by physicians and to submit to such reexaminations as the Committee or the Company shall require in order to make a determination concerning the Participant’s physical or mental condition; provided, however, that a Participant may not be required to undergo a medical examination more often than once each 180 days. If any Participant engages in any occupation or employment (except for rehabilitation as determined by the Committee) for remuneration or profit, which activity would be inconsistent with the finding of Disability, or if the Committee, on the recommendation of the Company, determines on the basis of a medical examination that a Participant no longer has a Disability, or if a Participant refuses to submit to any medical examination properly requested by the Committee or the Company, then in any such event, the Participant shall be deemed to have recovered from such Disability. Notwithstanding the foregoing, in the event a Participant is employed under a written employment agreement with the Company or one of its Affiliates which agreement includes a definition of “disability,” “disability” shall have the meaning set forth in such agreement; provided, however, to the extent such agreement is silent on any of the determination provisions set forth in this paragraph, such provisions shall apply.

The Committee in its discretion may revise this definition of “Disability” for any grant, except to the extent that the Disability is a payment event under a 409A Award, in which event the definition of “Disability” in Treas. Reg. Section 1.409A.-3(i)(4) shall apply and cannot be changed after the 409A Award is granted.

(o) “Eligible Person” means any Employee, Director or Consultant and includes non-Employees to whom an offer of employment has been or is being extended.

(p) “Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(r) “Fair Market Value” means the value of a Share, determined as follows: if on the Grant Date or other determination date the Shares are listed on an established national or regional share exchange, is admitted to quotation on the Nasdaq National Market or is publicly traded on an established securities market, the Fair Market Value of a Share shall be the closing price of the Shares on such exchange or in such market (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market) on the Grant Date or such other determination date; or if there is no such reported closing price, the Fair Market Value shall be the mean between the high and low sale prices on such trading day, or if no sale of Shares is reported, the mean between the highest bid and lowest asked price on such trading day, or, if no bid and asking price is reported for such trading day, the reported closing price on the next preceding day on which any sale shall have been reported. If the Shares are not listed on such an exchange, quoted on such system or traded on such a market, the Fair Market Value shall be the value of the Shares as determined by the Committee in good faith; provided that such valuation with respect to any Award that the Company intends to be a stock right not providing for the deferral of compensation under Treas. Reg. Section 1.409A-1(b)(5)(i) (Non-Qualified Options) shall be determined by the reasonable application of a reasonable valuation method, as described in Treas. Reg Section 1.409A-1(b)(5)(iv)(B). In the case of an Incentive Stock Option, if the foregoing method of determining fair market value is inconsistent with Section 422 of the Code, then Fair Market Value shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value so determined.

(s) “409A Award” means any Award that is treated as a deferral of compensation subject to the requirements of Section 409A of the Code.

(t) “Grant Date” means the date on which an Award is made by the Committee or the Board of Directors under this Plan or such later date as may be specified by the Committee or the Board.

(u) “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Section 6 hereof, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(v) “Non-qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Section 6 hereof, which is not intended to be an Incentive Stock Option.

(w) “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

(x) “Option Price” means the exercise price for each Share subject to an Option.

(y) “Optionee” means the holder of an Option.

(z) “Other Stock and Stock Unit Award” means awards of unrestricted Shares, or other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company.

(aa) “Outside Director” means a member of the Board who is not an employee of the Company or any Affiliate.

(bb) “Participant” means any Eligible Person who has been granted an Award under the Plan.

(cc) “Performance Award” means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

(dd) “Performance Measures” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): (i) total shareholder return (share price appreciation plus dividends), (ii) net income, (iii) earnings per share, (iv) funds from operations (as defined by the National Association of Real Estate Investment Trusts), (v) funds from operations per share, (vi) return on equity, (vii) return on assets, (viii) return on invested capital, (ix) increase in the market price of shares or other securities, (x) achieving specified reductions in costs or targeted levels in costs; (xi) achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts; (xii) acquiring or developing a prescribed number of (or dollar volume related to) real estate properties, or maintaining a prescribed number of (or dollar volume related to) existing real estate properties; (xiii) achieving or maintaining a level of occupancy at one or more real estate properties; (xiv) completing specified projects within or below the applicable budget; (xv) completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets; and (xvi) expanding into new markets. Subject to any exceptions noted in this Section 2(dd), Section 9(d) hereof, or any Award Agreement and any exceptions approved by the Committee, each such objective shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company. Performance Measures may vary from performance period to performance period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(ee) “Performance Share” means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 9 hereof, the value of which is determined by the Fair Market Value of the Stock in a manner deemed appropriate by the Committee and described in the Award Agreement.

(ff) “Performance Unit” means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 9 hereof, the value of which is determined, in whole or in part, by the attainment of preestablished goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Award Agreement.

(gg) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Section 8 hereof.

(hh) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d)(3).

(ii) “Plan” means the Agree Realty Corporation 2014 Omnibus Incentive Plan, as hereafter amended.

(jj) “Related Option” means an Incentive Stock Option or a Non-qualified Stock Option granted in conjunction with the grant of a Stock Appreciation Right.

(kk) “Restricted Stock” means an Award, designated as Restricted Stock, granted to a Participant pursuant to Section 8 hereof.

(ll) “Restricted Stock Unit” means an Award, designated a Restricted Stock Unit, granted to a Participant pursuant to Section 8 hereof.

(mm) “Retirement” means termination of employment or service by a Participant with the consent of the Committee on or after age 65, or any other definition established by the Committee, in its discretion, either in any Award or in writing after the grant of any Award, provided that the definition of Retirement with respect to the timing of payment (and not merely vesting) of any 409A Award cannot be changed after the Award is granted.

(nn) “Rule 16b-3” means Rule 16b-3 adopted pursuant to Section 16(b) of the Exchange Act.

(oo) “SAR Exercise Price” means the per share exercise price of an SAR granted to a Participant under Section 7 hereof.

(pp) “Secretary” means the officer designated as the Secretary of the Company.

(qq) “Section 16 Person” means a Participant who is subject to Section 16(b) of the Exchange Act with respect to transactions involving Stock.

(rr) “Stock” or “Shares” means the common stock of the Company, $0.01 par value.

(ss) “Stock Appreciation Right” or “SAR” means an Award, designated as a Stock Appreciation Right, granted to a Participant pursuant to Section 7 hereof.

(tt) “Subsidiary” means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

(uu) “Substitute Award” means any Award granted or issued to a Participant in assumption of, or in substitution for, outstanding awards, or the right or obligation to make future awards by a company acquired by the Company or with which the Company combines (by merger, asset acquisition or otherwise).

(vv) “Ten Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Company, its parent, or any of their Subsidiaries. In determining share ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3. Administration.

(a) The Plan shall be administered by or pursuant to the direction of the Committee, provided that the Board may exercise all of the Committee’s powers, authority and obligations under this Plan (and any Award Agreement) at any time, in whole or in part, in the Board’s discretion. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Participants and their legal representatives and beneficiaries. No member of the Committee or the Board shall be liable to any person for any such action taken or determination made in good faith with respect to the Plan or any Award or Award Agreement. Unless the Board determines otherwise, (i) all members of the Committee shall be “outside directors” as described in Section 162(m) of the Code, and (ii) no person shall be appointed to or serve as a member of the Committee unless at the time of such appointment and service he shall be a “non-employee director,” as defined in Rule 16b-3.

(b) The Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations, and take such other administrative actions as it deems necessary or advisable to the administration of the Plan, any Award or any Award Agreement. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the authority to:

(i) grant Awards and determine the terms and conditions of the Awards;

(ii) determine the Participants to whom and the times at which Awards shall be granted;

(iii) determine all terms and provisions of each Award Agreement, which need not be identical;

(iv) construe and interpret the Award Agreements and the Plan;

(v) establish, amend, or waive rules or regulations for the Plan’s administration;

(vi) to accelerate the exercisability of any Award, the end of a performance period or termination of any Period of Restriction;

(vii) establish the rights of Participants with respect to an Award upon termination of employment or service as a Director;

(viii) determine whether, to what extent, and under what circumstances an Award may be settled, forfeited, exchanged or surrendered;

(ix) amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award; and

(x) make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing, neither the Committee nor the Board shall effect at any time directly or indirectly the repricing of any outstanding Options or SARs without shareholder approval, including without limitation a repricing by (i) the cancellation of any outstanding Options or SARs under the Plan and the grant in substitution therefor of new Options or SARs under the Plan covering the same or different amount of Shares, or (ii) the cancellation of any outstanding Options or SARs with respect to which the Option Price or SAR Exercise Price is above Fair Market Value in exchange for a cash payment.

Unless otherwise specified in an Award Agreement, the Company retains the right to cause a forfeiture of any Award, or the gain realized by a Participant in connection therewith, on account of actions taken by the Participant in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or customers of the Company or its Affiliates, any confidentiality obligation with respect to the Company or its Affiliates, or any other policy of or agreement with the Company or its Affiliates, or as otherwise permitted by applicable laws and regulations, including but not limited to, the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act, and the rules and regulations promulgated under each respective act.

(c) All such actions and determinations shall be made in accordance with the Company’s governing documents and applicable law. Subject to the governing documents of the Company and applicable law, the Committee may delegate all or any portion of its authority under the Plan to a subcommittee of members of the Board and/or officers of the Company for the purposes of determining or administering Awards granted to persons who are not then subject to the reporting requirements of Section 16 of the Exchange Act. The Committee’s prior exercise of discretionary authority shall not obligate it to exercise its authority in a similar fashion thereafter.

4. Stock Available.

(a) Reserved Shares.  Subject to adjustment as provided in Section 13 hereof, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 1,000,000, all of which shall be available for issuance as Incentive Stock Options. Shares used for purposes of the Plan may be either authorized and unissued Shares, or previously issued Shares held in the treasury of the Company, or both.

(b) Accounting for Shares.

(i) Except as provided in this Section 4, for every Share subject to Awards, the Shares available for grant hereunder shall be reduced by one Share. Awards to be settled only in cash shall not be counted against the Share limit above.

(ii) With respect to Performance Awards which are payable in Shares (whether in whole or in part, as elected by the Participant at the time such Award is settled), the maximum number of Shares shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan, subject to Section 4(b)(v) below.

(iii) Awards not denominated, but potentially payable, in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Awards are settled in Shares; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may only be counted once against the aggregate number of Shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting.

(iv) Substitute Awards shall not be counted against the Shares available for granting Awards under this Plan. Shares available under a shareholder approved equity plan acquired in a corporate acquisition or merger (each, a “pre-existing plan”) may be used for post-transaction Awards under this Plan without counting against the Shares reserved in Section 4(a) provided that (i) the number of Shares available for grant is appropriately adjusted to reflect the relative value of the Shares and the shares subject to the acquired entity’s equity plan, (ii) any such Award is not made beyond the period when it could have been granted under the pre-existing plan absent such transaction, and (iii) any such Award is not granted to individuals who were employed by the Company or its Affiliates immediately before the closing of such transaction. The provisions of this Section 4(b)(iv) shall be interpreted consistent with the applicable listing requirements.

(v) If any Shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of all or a portion of the Shares subject thereto (including the settlement of any Performance Awards in cash rather than Shares), then all or a portion, as applicable, of the number of Shares related to such Award shall not be counted against the Share limit above, but shall again be available for making Awards under the Plan.

(vi) Notwithstanding anything herein to the contrary, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are (x) Shares that were subject to an Option or a share-settled SAR and were not issued upon the net settlement or net exercise of such Option or SAR, (y) Shares delivered to or withheld by the Company or any Affiliate to pay the exercise price or the withholding taxes under an Option or SAR or (z) Shares repurchased on the open market with the proceeds of an Option exercise.

5. Award Eligibility and Limitations.

(a) General Rule.  Awards under the Plan may be granted to any Eligible Person, provided that only Employees shall be eligible to receive Incentive Stock Options. Awards may be granted to Eligible Persons whether or not they hold or have held Awards previously granted under the Plan or otherwise granted or assumed by the Company. In selecting Eligible Persons for Awards, the Committee may take into consideration any factors it may deem relevant, including its views of the Eligible Person’s present and potential contributions to the success of the Company and its Affiliates.

(b) Limitations.  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the number of Shares that may be granted in the form of any type of Award under this Plan in a single fiscal year to a Participant may not exceed 100,000 Shares, subject to adjustment as provided in Section 13, and excluding any Substitute Awards or other Awards described in Section 4(b)(iv) above. For avoidance of doubt, the maximum limit described in the immediately preceding sentence shall separately apply to Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock and Stock Unit Awards under Section 10 below. In addition, the maximum Performance Award opportunity that may be granted in any fiscal year and payable in cash to a Participant is $5 million, excluding any Substitute Awards or other Awards described in Section 4(b)(iv) above.

6. Stock Options.

(a) Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants as shall be determined by the Committee in its discretion; provided, however, ISOs may only be granted to Employees. Subject to Sections 4 and 5 hereof, the Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant.

(b) ISO $100,000 Limitation.  To the extent that the aggregate Fair Market Value of Shares (determined at the Grant Date) with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan or agreement of the Company or any Affiliate) exceeds $100,000 (or such other amount as may be specified in Section 422 of the Code), such excess Options shall be treated as Non-qualified Stock Options.

(c) Option Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the terms of the Option, including the Option Price, the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability, or other termination of employment or service, and such other provisions as the Committee shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-qualified Stock Option, provided that the Options will be deemed Non-qualified Stock Options in the absence of such specification.

(d) Option Price.  The Option Price shall be determined by the Committee subject to the following limitations. In the case of an ISO, the Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date, or in the case of any Optionee who is a Ten Percent Shareholder at the Grant Date, such Option Price shall not be less than 110% of the Fair Market Value of such Stock on the Grant Date. In the case of a NQSO, the Option Price shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. In no event shall the Option Price of any Option be less than the par value of the Stock.

(e) Duration of Options.  Each Option shall expire as set forth in the Award Agreement, provided, however, that no Option shall be exercisable later than the tenth anniversary date of its Grant Date and no ISO which is granted to any Optionee who, at the time such ISO is granted, is a Ten Percent Shareholder, shall be exercisable after the fifth anniversary date from such Grant Date.

(f) Exercisability.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement, which need not be the same for all Participants. An Option may not be exercised for a fraction of a Share.

(g) Method of Exercise.  In order to exercise an option, the Optionee shall deliver to the Company properly executed exercise notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier’s check payable to the order of the Company in the aggregate amount of the Option Price therefor, provided that the Committee may, in its discretion permit a Participant to satisfy such aggregate Option Price by one or more of the following methods, in each case, to the extent permitted by applicable laws: (i) a reduction in Shares issuable upon exercise which have a value at the time of exercise that is equal to the Option Price, (ii) delivery of irrevocable instructions to a stockbroker to sell immediately some or all of the Shares acquired by exercise of the Option and to promptly deliver to the Company an amount of the sale proceeds sufficient to pay the aggregate Option price, (iii) delivery of previously owned

Shares having a Fair Market Value on the date of exercise equal to the aggregate purchase price, or (iii) any other form that is consistent with, or permitted by, applicable laws, regulations and rules. An Optionee shall have none of the rights of a shareholder until the date as of which Shares are issued to him. For purposes of payment described in (i) above, the exercise shall be deemed to have occurred on the date the Company receives the exercise notice, accompanied by the stockbroker instructions, unless the Committee determines otherwise.

(h) Limitation on Exercise of Options.  Notwithstanding the terms of any Award Agreement to the contrary, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of an Option with respect to any or all Participants (including those whose employment or service has terminated) to the extent that it determines that doing so is required or desirable in order to comply with applicable securities laws, provided that, if any blackout period occurs, the term of the Option shall not expire until the earlier of (i) 30 days after the blackout period ends or (ii) the tenth (10th) anniversary of the Grant Date. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave of absence approved by the Company; provided, further that in the case of an ISO, any such determination satisfies the requirements of Section 422 of the Code.

(i) Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement, in the event a Participant’s employment or service with the Company and its Affiliates is terminated before exercise of an Option, the following rules shall apply:

(i) Generally.  An Option may be exercised after the date of the Participant’s termination of employment or service, as applicable, only to the extent that the Option was vested as of the date of such termination. Any Option not vested at the time of a Participant’s termination of employment or service, as applicable, shall terminate and the Shares underlying such Option shall revert to the Plan and become available for future Awards. A vested Option may not be exercised after the expiration of one of the periods described below in (ii) through (iv) or after the expiration of the Term of such Option as set forth in the Award Agreement.

(ii) Termination upon death or Disability.  If a Participant’s employment or service, as applicable, is terminated due to his death or Disability, the Participant (or the Participant’s beneficiary) may exercise the vested portion of a Non-Qualified Stock Option for up to one year after the date of the Participant’s termination of employment or service, as applicable, but in no event later than the date of expiration of the Option.

(iii) Termination for Cause.  If the Participant’s termination of employment or service, as applicable, is terminated by an Employer for Cause, any outstanding Option (whether vested or unvested) will immediately expire and be forfeited upon such termination.

(iv) Other Terminations.  Upon any other termination of employment or service, as applicable, other than for the reasons set forth in subsections (ii) or (iii) above or as set forth in Section 12, the Participant may exercise the vested portion of the Option for up to 90 days after the date of the Participant’s termination of employment or service, as applicable, but in no event later than the date of expiration of the Option.

(j) Non-transferability of Options.

(i) Subject to Sections 6(j)(ii) and 20(b) hereof, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Subject to Sections 6(j)(ii) and 20(b) hereof, during the lifetime of a Participant, the Option may be exercised only by the Participant or his guardian or legal representative.

(ii) The Committee may grant Non-qualified Stock Options (with or without tandem SARs) that are transferable during the lifetime of the Participant but only to the extent consistent with applicable laws and registration requirements, provided that (A) no consideration is paid for the transfer and (B) no Options granted to Section 16 Persons may be transferable unless and except to the extent such transferability would not result in the loss of any Rule 16b-3 exemptions for nontransferable Options granted or to be granted under the Plan; provided, that, in the absence of such provisions in the Award Agreement, the Options will be non-transferable except as provided in Section 6(j)(i) hereof. The transferee of an Option shall be subject to all restrictions applicable to the Option prior to its transfer. The Award Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on Stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:

(i) In connection with the grant, and exercisable in lieu, of Options (“Tandem SARs”);

(ii) In connection with, and exercisable in addition to, the grant of Options (“Additive SARs”);

(iii) Independent of the grant of Options (“Freestanding SARs”); or

(iv) In any combination of the foregoing.

(b) Exercise Price.  The SAR Exercise Price shall be determined in the sole discretion of the Committee and set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of a Share on the Grant Date. The SAR Exercise Price of a Tandem SAR or an Additive SAR shall be the same as the Option Price of the Related Option.

(c) Exercise of Tandem SARs.  Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Tandem SAR equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised and the Option Price of the Related Option.

(d) Exercise of Additive SARs.  Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Option. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Option remains unexercised.

(e) Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

(f) Other Conditions Applicable to SARs.  In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (i) the Fair Market Value per Share on the Grant Date in the case of a Freestanding SAR or (ii) the Option Price of the Related Option in the case of either a Tandem SAR or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

(g) Payment Upon Exercise of SARs.  Subject to the provisions of the Award Agreement, upon the exercise of a SAR, the Participant shall be entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) SAR Exercise Price.

Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the date of exercise, in cash, or a combination thereof, as the Committee may provide in the Award Agreement. To the extent required to satisfy the conditions of Rule 16b-3(e), or as otherwise provided in the Award Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of an SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

(h) Non-transferability of SARs.  No SARs granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, unless the Committee provides otherwise pursuant to Section 20(b) hereof. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

8. Restricted Stock and Restricted Stock Units.

(a) Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee may grant awards of Restricted Stock or Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine. Participants receiving such awards shall not be required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services and/or until other conditions are satisfied as determined by the Committee in its sole discretion, unless required by applicable law. Any grant of an Award under this Section 8 or the vesting thereof may be further conditioned upon the attainment of Performance Measures established by the Committee in accordance with the applicable provisions of Section 9 regarding Performance Awards.

(b) Award Agreement.  Each award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the additional terms of the Award, including the Period of Restriction, the conditions which must be satisfied prior to removal of the restriction, the number of Shares granted or relating to such award, and such other provisions as the Committee shall determine.

(c) Transferability.  Except as provided in this Section 8, neither the Shares of Restricted Stock or Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of such other conditions as may be specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

(d) Other Restrictions.  The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Alternatively, the Committee, in its sole discretion, may have Shares of Restricted Stock issued without legend and held by the Secretary until such time that all restrictions are satisfied.

(e) Restricted Stock Certificate Legend.  In the event that the Committee elects to legend the certificates representing Restricted Stock, and in addition to any legends placed on certificates pursuant to Section 8(d) hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Agree Realty Corporation 2014 Omnibus Incentive Plan, effective            , 2014, as amended, and in a Restricted Stock Agreement dated            , 20  . A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Agree Realty Corporation.”

(f) Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee in its sole discretion. Once the Shares are released from the restrictions, the Participant shall be entitled to have removed any legend that may have been placed on the certificates representing such Shares pursuant to Sections 8(d) and 8(e) hereof.

(g) Rights of Holders of Shares of Restricted Stock.  Unless the Committee otherwise provides in an Award Agreement, holders of Shares of Restricted Stock shall have the right to vote such Shares and the right to receive any dividends or distributions declared or paid with respect to such Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed and the Shares shall bear legends reflecting such restrictions.

(h) Rights of Holders of Restricted Stock Units.  Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as shareholders of the Company. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the payment of a cash dividend or distribution on outstanding Shares, or at any time thereafter, a cash payment for each Restricted Stock Unit held equal to the per-share dividend, which payment would be paid in accordance with rules set forth by the Committee. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

(i) Settlement of Restricted Stock Units.  Settlement of earned Restricted Stock Units will be made upon the date(s) determined by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(j) Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement, in the event a Participant’s employment or service with the Company and its Affiliates is terminated before vesting of any Shares of Restricted Stock or Restricted Stock Units, any Share of Restricted Stock or Restricted Stock Unit that is not vested at the time of a Participant’s termination of employment or service, as applicable, shall be forfeited. Upon forfeiture, the Participant shall have no further rights with respect to such Award, including the right to vote such Shares or the right to receive dividends with respect to such Shares.

9. Performance Awards.

(a) Grant of Performance Awards.  Subject to the terms and provisions of the Plan, the Committee may authorize grants of Performance Awards to Participants in the form of either Performance Units or Performance Shares, and such Awards shall be evidenced by an Award Agreement. Each Award Agreement shall specify the additional terms of the Performance Awards, including the number of Performance Units or Performance Shares (subject to Section 13 hereof), the time and manner in which such Award shall be settled, the performance period to which it relates, the applicable Performance Measures, and such other terms and conditions as the Committee determines consistent with the terms of the Plan. Subject to Section 4 and 5 hereof, the Committee shall have complete discretion in determining the size of any Performance Award granted to Participants hereunder. Participants receiving Performance Awards shall not be required to pay the Corporation therefor (except for applicable tax withholding) unless required by applicable law.

(b) Performance Period.  The performance period with respect to each Performance Award shall be set forth in the Award Agreement, and may be subject to earlier termination in the event of a termination of employment or service.

(c) Performance Measures.  Each Award Agreement for Performance Awards shall specify the Performance Measures that are to be achieved by the Participant and a formula for determining the settlement amount to be paid (in the form provided in Section 9(f) hereof) if the Performance Measures are achieved. The Committee may establish a pool that will be funded based on the achievement of Performance Measures or a percentage of any of the underlying business criteria, provided that if such design feature is intended to apply to Covered Employees, such feature must meet the requirements of Section 162(m) of the Code. In addition, the Committee may exercise negative discretion to reduce the amount of, or eliminate, a Performance Award that otherwise would be payable pursuant to this Section 9, but may not increase any amount payable under a Performance Award intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

(d) Adjustments relating to Performance Measures.  The Committee is authorized to exclude one or more of the following items in establishing Performance Measures for Performance Awards: (1) extraordinary items outside the ordinary course of business, including acquisitions, dispositions, restructurings; (2) accounting policy changes required by the U.S. Securities and Exchange Commission or the U.S. Financial Accounting Standards Board; (3) the effect of any change in the outstanding shares of Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, share repurchase, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; and (4) any other objective criteria established by the Committee. Notwithstanding the foregoing, any determinations by the Committee to exclude such items with respect to a Performance Award granted to a Covered Employee and intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must be made before the first to occur of 90 days after the commencement of the period of service to which the performance goals relate and the lapse of 25% of the period of service to which the performance goals relate.

(e) Performance Awards Granted to Designated Covered Employees.  If and to the extent that the Committee determines that a Performance Award to be granted to a Participant who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section9(e).

(i) Performance Goals Generally.  The performance goals for such Performance Awards shall consist of one or more Performance Measures, as specified by the Committee and meet the requirements of this Section 9(e). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Timing For Establishing Performance Goals.  Performance goals shall be established, in writing, not later than the first to occur of 90 days after the commencement of the period of service to which the performance goals relate and the lapse of 25% of the period of service to which the performance goals relate, or at such other date as may be required for “performance-based compensation” under Section 162(m) of the Code.

(iii) Committee Certification.  Prior to the settlement of any Award that is contingent on the achievement of one or more Performance Measures, the Committee shall certify in writing that the applicable performance goals and any other material terms of the Award were in fact satisfied. For purposes of this Section 9(e)(iii), approved minutes of the Committee shall be adequate written certification.

(iv) Status Performance Awards Under Section 162(m) of the Code.  It is the intent of the Company that Performance Awards under this Section 9(e) granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Accordingly, the terms of this Section 9(e), including the definitions of Covered Employee and other terms used herein, shall be interpreted in a manner consistent with Section 162(m) of the Code. The foregoing notwithstanding, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any Award Agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

(f) Form of Payment.  Payment of the amount to which a Participant shall be entitled upon the settlement of Performance Award shall be made in cash, Stock, other property or a combination thereof as set forth in the Award Agreement. Payment may be made in a lump sum or installments as prescribed by the Committee.

(g) Non-transferability.  Unless the Committee provides otherwise pursuant to Section 20(b) hereof, no Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

(h) Dividends or Dividend Equivalent Rights for Performance Awards.  Notwithstanding anything to the foregoing in the Plan, the right to receive dividends, dividend equivalent rights or distributions with respect to a Performance Award shall only be earned by a Participant if and to the extent that the underlying Performance Award is earned by the Participant, and shall be paid in the same time and manner as the underlying Performance Award.

(i) Voting Rights.  During the performance and vesting periods, Participants in whose name Performance Shares are granted hereunder may not exercise voting rights with respect to those Shares.

(j) Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement, in the event a Participant’s employment or service with the Company and its Affiliates is terminated before the Performance Shares or Performance Units are earned and vested, such Performance Shares and/or Performance Units shall be forfeited.

10. Other Stock and Stock Unit Awards.

(a) Grant.  The Committee is authorized to grant to Participants, either alone or in addition to other Awards made under the Plan, Other Stock and Stock Unit Awards to be issued at such times, subject to or based upon achievement of such performance or other goals and on such other terms and conditions as the Committee shall deem appropriate and specify in the Award Agreement relating thereto, which need not be the same with respect to each Participant. Stock or other securities granted pursuant to Other Stock and Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

(b) Sale and Transferability.  To the extent an Other Stock and Stock Unit Award granted under the Plan is deemed to be a derivative security within the meaning of Rule 16b-3, it may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, unless the Committee provides otherwise pursuant to Section 20(b) hereof. All rights with respect to such Other Stock and Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

(c) Termination of Service.  Unless otherwise set forth in the Award agreement, if, with respect to any Award, a Participant’s termination of employment or service, as applicable, occurs before the end of any period of restriction or non-transfer, or the vesting date applicable to such Award (or the applicable portion of such Award), or any performance goals or other vesting conditions are not achieved in whole or in part (as determined by the Committee) by the end of the period for measuring such goals and conditions, then all such then unvested and/or unearned Awards shall be forfeited by the Participant.

11. Effect of Termination of Employment or Service on Awards; Forfeiture.

(a) Generally.  Subject to Section 3(b) hereof, the Committee may provide in any Award Agreement the circumstances in which Awards shall be exercised, vested, paid or forfeited in the event a Participant’s service or employment with the Company or an Affiliate terminates prior to the end of a performance period, Period of Restriction or the exercise, vesting or settlement of such Award. Notwithstanding any other provision of this Plan to the contrary, in the event of a Participant’s termination of employment or service (including by reason of death, Disability, or Retirement), or business divestiture, leave of absence approved by the Company, or in the event of hardship or other special circumstances, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan. However, any such actions taken by the Committee shall be subject to Section 3(b) hereof and should comply with the requirements of Code Sections 409A and 162(m) (and, with the latter, only to the extent such award is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code).

(b) Transfers between Employers.  Awards under the Plan shall not be affected by the change of a Participant’s status within or among the Company and any Affiliate, so long as the Participant continues to be employed by or provide services to the Company or an Affiliate. For purposes of the Plan and any Award hereunder, if an entity that a Participant is employed by or otherwise providing services to ceases to be an Affiliate, a Participant shall be deemed to terminate employment or service, as applicable, on the date of the entity’s change in status, unless the Participant continues as a service provider in respect of the Company or another Affiliate (after giving effect to the change in status).

12. Change in Control.  Except as otherwise provided in an Award Agreement, in the event of a Change in Control or immediately prior to a Change in Control of the Company, the Committee may, but is not obligated to, without Participant consent (a) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award, (b) cancel Awards for a cash payment equal to their fair value (as determined in the sole discretion of the Committee) which, in the case of Options and SARs, shall be deemed to be equal to the excess, if any, of value of the per Share consideration to be paid in the Change in Control transaction over the aggregate Option Price (in the case of Options) or SAR Exercise Price (in the case of SARs), or (c) cause any or all restrictions or conditions related to an Award to be released and accelerated, in such a manner, in the case of Section 16 Persons, as to conform to the provisions of Rule 16b-3. For avoidance of doubt, the treatment of Awards upon a Change in Control may vary among Participants in the Committee’s sole discretion. Notwithstanding the foregoing, the Committee has the discretion to require that a Participant experience a termination of employment or service before taking any of the actions described in this Section 12.

13. Adjustment for Changes in Stock Subject to Plan and Other Events.  In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or Shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of Shares subject to the Plan, in the number and kind of Shares covered by outstanding Awards, in the Option price per Share of outstanding Options or the SAR Exercise Price of outstanding SARs, and in the maximum number of Shares that may be issued to any Participant pursuant to Awards made under the Plan. If the adjustment would produce fractional Shares with respect to any then outstanding Awards, the Committee may adjust appropriately the number of Shares covered by the outstanding Awards so as to eliminate the fractional Shares. Any adjustment made under this Section 13 shall be done in a manner that complies with Section 409A of the Code, and any adjustments made with respect to Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

14. Other Terms and Conditions.  The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant, vesting or exercise of Awards or issuance of Shares in connection therewith, as it deems advisable.

15. Effectiveness of Plan.  This Plan will be effective upon the approval by a majority of the votes cast by the shareholders of the Company at a meeting of shareholders duly called and held for such purpose within twelve months of adoption of this Plan by the Board. Only Options may be granted prior to such shareholder approval, and such Options may not be exercisable prior to such shareholder approval.

16. Amendment, Modification, and Termination of Plan.

(a) Amendment, Modification and Termination.  Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no Award shall be granted hereunder after the close of business on the next day preceding the tenth anniversary of the date of approval by shareholders as contemplated by Section 15 hereof. The Board may terminate, amend, or modify the Plan in its discretion, and any amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules, or regulations. The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Sections 162(m) and 409A of the Code, or with Rule 16b-3.

(b) Awards Previously Granted.  No termination, amendment, or modification of the Plan, shall adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

17. Withholding.  To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. Unless the Committee otherwise agrees in an Award Agreement or otherwise, a portion of any grant or award shall, at the time that the same becomes taxable to the Participant, be relinquished to the Company to satisfy the Participant’s federal tax withholding requirement. The Fair Market Value of any Shares (determined at the date of withholding) withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined using the applicable minimum statutory tax withholding rates. For the avoidance of doubt, the Participants shall have no legal right to own or receive any Shares withheld from delivery for such purpose, and otherwise shall have no rights in respect of such Shares whether as a shareholder or otherwise. The Company shall have the power and the right to deduct or withhold from any other payments due to a Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

18. Successors.  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19. Section 409A of the Code.

(a) Generally.  This Plan and any Award granted hereunder is intended to comply with, or be exempt from, the provisions of Section 409A of the Code, and shall be interpreted and administered in a manner consistent with that intention. Each payment under this Agreement is intended to be a “separate payment” and not of a series of payments for purposes of Section 409A.

(b) 409A Awards.  The provisions of this Section 19 shall apply to any 409A Award or any portion an Award that is or becomes subject to Section 409A of the Code, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. 409A Awards include, without limitation:

(i) Any Non-qualified Stock Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award; and

(ii) Any other Award that provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below).

Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is 2½ months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a “substantial risk of forfeiture”, or (ii) the date that is 2½ months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance.

(c) Subsequent Elections.  Any 409A Award which permits a subsequent election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(i) No subsequent election may take effect until at least 12 months after the date on which the subsequent election is made;

(ii) Each subsequent election related to a payment in settlement of an Award (other than upon the Participant’s death or Disability or upon an Unforeseeable Emergency) must result in a delay of the payment for a period of not less than five years from the date such payment would otherwise have been made; and

(iii) No subsequent election related to a payment to be made upon a specified time shall be made less than twelve months prior to the date of the first scheduled installment relating to such payment.

(d) Payments of 409A Awards.  No payment in settlement of a 409A Award may commence earlier than:

(i) Separation from Service (as determined pursuant to Treasury Regulations or other applicable guidance);

(ii) The date the Participant becomes Disabled;

(iii) Death;

(iv) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award, or (ii) specified by the Participant in an Election complying with the requirements of Section 19(c) hereof, as applicable;

(v) To the extent provided by Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

(vi) The occurrence of an “Unforeseeable Emergency” (as defined in Section 409A of the Code).

(e) Six Month Delay.  Notwithstanding anything else to the contrary in the Plan, to the extent that a Participant is a “Specified Employee” (as determined in accordance with the requirements of Section 409A of the Code), no payment on account of a Participant’s Separation from Service in settlement of a 409A Award may be made before the date which is six months after such Participant’s date of Separation from Service, or, if earlier, the date of the Participant’s death.

(f) Unforeseeable Emergency.  The Committee shall have the authority to provide in the Award Agreement evidencing any 409A Award for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such payment(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All payments with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred. The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(g) No Acceleration of Payments.  Notwithstanding anything to the contrary in this Plan, this Plan does not permit the acceleration of the time or schedule of any payment under this Plan in settlement of a 409A Award, except as provided by Section 409A of the Code and/or Treasury Regulations promulgated pursuant to Section 409A of the Code or other applicable guidance.

20. General.

(a) Requirements of Law.  The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required. No Shares shall be issued or transferred pursuant to this Plan unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

(b) Effect of the Plan.  The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, its parent, or an Affiliate or the Committee or the Board, except as expressly provided in the Plan. The Plan does not constitute a contract of employment between the Company or any of its Affiliates and any Participant. Participation in the Plan shall not give any Participant any right to be retained in the employment of the Company or any of its Affiliates or to provide service on the Board. No Award and no right under the Plan, contingent or otherwise, shall be subject to any encumbrance, pledge or charge of any nature or shall be assignable except that a beneficiary may be designated in respect to the Award in the event of the death of the holder of the Award and except, also, that if the beneficiary shall be the executor or administrator of the estate of the holder of the Award, any rights in respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Award or under the laws relating to descent and distribution.

(c) Nonexclusivity of the Plan.  Neither the adoption of the Plan nor the submission of the Plan to the Company’s shareholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of options otherwise than under the Plan.

(d) Not Benefit Plan Compensation.  Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of Participant’s compensation for purposes of determining the Participant’s benefits under any other benefit plans or arrangements provide by the Company or an Affiliate, except where the Committee expressly provides otherwise in writing.

(e) Parachute Limitations.  Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of Participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant (a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Options, SARs, Restricted Stock, Performance Shares, Performance Units or other Awards hereunder held by that Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Participant under any Other Agreement or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (ii) of the preceding sentence, then the Participant shall have the right, in the Participant’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Participant under this Plan be deemed to be a Parachute Payment, provided that any such payment or benefit that is excluded from the coverage of Section 409A of the Code shall be reduced or eliminated prior to the reduction or elimination of any benefit that is related to a 409A Award.

(f) Creditors.  The interests of any Participant under the Plan or any Award Agreement shall not be subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

(g) Governing Law.  The Plan, and all Award Agreements made pursuant hereto, shall be governed, construed, and administered in accordance with and governed by the laws of the State of Maryland (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws of such jurisdiction or any other jurisdiction).

(h) Section 16 of the Exchange Act.  It is the intent of the Company that Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Awards, for the exemption from liability provided in Rule 16b-3 promulgated under the Exchange Act. The Company shall have no liability to any Participant or other person for Section 16 consequences of Awards or events in connection with Awards if an Award or related event does not so qualify.

(i) Changes in Laws, Rules or Regulations.  References in the Plan to any law, rule or regulation shall include a reference to any corresponding rule (or number redesignation) of any amendments or restatements to such law, rule or regulation adopted after the effective date of the Plan’s adoption.

(j) Headings.  Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(k) Number and Gender.  Under the Plan, the singular form of a word shall include the plural form, the masculine gender shall include the feminine gender and similar interpretations shall prevail as the context requires.

(l) Severability.  In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(m) Other Actions.  Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or issue options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation, or association.

(n) Complete Statement of Plan.  This document is a complete statement of the Plan.

* * *

As adopted and approved by the Board on            , 2014, subject to approval by the shareholders of the Company.

AGREE REALTY CORPORATION
31850 NORTHWESTERN HWY.
FARMINGTON HILLS, MI 48334
ATTN: BRIAN DICKMAN

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

SHARES

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Farris G. Kalil 02 Gene Silverman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2014.	☐	☐	☐
3	To approve, by non-binding vote, executive compensation.	☐	☐	☐
4	To approve the Agree Realty Corporation 2014 Omnibus Incentive Plan.	☐	☐	☐

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000199735_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

AGREE REALTY CORPORATION
Annual Meeting of Stockholders
May 5, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Richard Agree and Brian R. Dickman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AGREE REALTY CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 10:00 AM, EST on 5/5/2014, at the Embassy Suites, 28100 Franklin Road, Southfield, Michigan 48034, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000199735_2 R1.0.0.51160